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                                                                     Exhibit 1.1


                           FOCUS MEDIA HOLDING LIMITED


                          * AMERICAN DEPOSITARY SHARES
                                  REPRESENTING
                                * ORDINARY SHARES
                        (PAR VALUE US$0.00005 PER SHARE)


                             UNDERWRITING AGREEMENT

                                                                        * , 2006

Credit Suisse Securities (USA) LLC,
  Eleven Madison Avenue,
    New York, New York  10010-3629.


Goldman Sachs (Asia) L.L.C.,
  68th Floor, Cheung Kong Center,
    2 Queen's Road Central,
      Hong Kong.


Merrill Lynch, Pierce, Fenner & Smith Incorporated,
  4 World Financial Center,
    250 Vesey Street,
      New York, New York 10080.


Citigroup Global Markets Inc.,
  388 Greenwich Street,
    New York, New York  10013.


  As representatives of the several Underwriters named in Schedule I hereto,


Ladies and Gentlemen:

         Focus Media Holding Limited, a Cayman Islands company (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of * American Depositary Shares representing * Ordinary Shares, par value US$0.00005 per share (the "Ordinary Shares"), of the Company and, at the election of the Underwriters, up to * additional American Depositary Shares representing * Ordinary Shares, and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of * American Depositary Shares representing * Ordinary Shares and, at the election of the Underwriters, up to * additional American Depositary Shares representing * Ordinary Shares. The aggregate of * American

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Depositary Shares representing * Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the "Firm ADSs", and the aggregate of
* American Depositary Shares representing * additional Ordinary Shares to be sold by the Company and certain of the Selling Shareholders is herein called the "Optional ADSs". The Firm ADSs, together with the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof, are herein collectively called the "ADSs". The ADSs to be sold by the Selling Shareholders are herein called the "Selling Shareholder ADSs". The Ordinary Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Ordinary Shares represented by the Optional ADSs are hereinafter called the "Optional Shares" and the Firm Shares and the Optional Shares are hereinafter collectively called the "Shares".

         The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement"), dated as of July 18, 2005, among the Company, Citibank, N.A., as depositary (the "Depositary"), and holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive ten Ordinary Shares deposited pursuant to the Deposit Agreement.

         It is understood by all the parties that the Underwriters are offering ADSs in the United States and internationally outside of the People's Republic of China (the "PRC").

         1. (a) Each of Jason Nanchun Jiang (the "Controlling Person") and the Company jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

         (i) A registration statement on Form F-1 (File No. 333- * ) (the "Initial Registration Statement") in respect of the Shares and the ADSs has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the Preliminary Prospectus relating to the ADSs that was included in the Registration Statement immediately prior to the Applicable Time (as


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defined in Section 1(a)(iii) hereof) is hereinafter called the "Pricing
Prospectus"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the ADSs is hereinafter called an "Issuer Free Writing Prospectus");

         (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Credit Suisse Securities (USA) LLC, Goldman Sachs (Asia) L.L.C., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (collectively, the "Representatives") expressly for use therein;

         (iii) For the purposes of this Agreement, the "Applicable Time" is 4:30 a.m. Eastern Time on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses and other documents listed in Schedule III(a) hereto and such other information deemed incorporated therein pursuant to Rule 430A under the Act, taken together (collectively, the "Pricing Disclosure Package") as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III(a) or Schedule III(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

         (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall


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not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

         (v) A registration statement on Form F-6 (File No. 333-126011) in respect of the ADSs was filed with the Commission on July 11, 2005; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (vi) A registration statement on Form 8-A (File No. 000-51387) in respect of the registration of the Shares and the ADSs under the Exchange Act was filed with the Commission on June 28, 2005; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, was declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Form 8-A Registration Statement"); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto, if any, will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

         (vii) The following entities constitute all of the entities held or controlled directly or indirectly by the Company (collectively referred to herein as the "Group Entities"): (A) (i) Focus Media (China) Holding Ltd, a Hong Kong company ("Focus Media Hong Kong"), (ii) Focus Media Technology (Shanghai) Co., Ltd., a PRC wholly-foreign owned enterprise ("Focus Media Technology"),
(iii) New Focus Media Technology (Shanghai) Co., Ltd., a PRC wholly-foreign owned enterprise ("New Focus Media Technology"), (iv) Focus Media Digital Information Technology (Shanghai) Co., Ltd., a PRC company ("Focus Media Digital"), (v)


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Perfect Media Holding Ltd., Focus Media Dalian Holding Ltd, Focus Media Changsha
Holding Ltd., Focus Media Qingdao Holding Ltd., Sorfari Holdings Limited, Focus Media Tianjin Limited, Capital Beyond Limited, Skyvantage Group Limited and Billion Honest Group Limited, each a British Virgin Islands company (collectively, the "Company Subsidiaries"), (vi) Shanghai Focus Media
Advertising Agency Co. Ltd. ("Focus Media Advertising Agency"), Shanghai New Perfect Media Advertisement Co., Ltd. ("New Perfect Media"), Shanghai New Focus Media Advertisement Co., Ltd. ("New Focus Media Advertisement") and Shenzhen E-Time Commercial Consulting Co. Ltd. ("Shenzhen E-Time"), each a PRC company, and (vii) Shanghai Focus Media Advertisement Co., Ltd., a PRC company ("Focus Media Advertisement"), its branches in Beijing, Shenzhen, Guangzhou, Wenzhou, Suzhou, Wuxi, Mianyang and Maoming (collectively, the "Focus Media Advertisement Branches") and the other PRC subsidiaries of Focus Media Advertisement listed in
Schedule IV hereto, excluding Focus Media Digital, New Focus Media
Advertisement, New Structure Advertisement, Framedia Advertisement, Guangdong Framedia and Focus Media Wireless (collectively, the "Focus Media Advertisement Subsidiaries"), (B) (i) InfoAchieve Limited, a British Virgin Islands company ("InfoAchieve"), (ii) Shanghai Framedia Investment Consulting Co., Ltd., a PRC wholly-foreign owned enterprise ("Framedia Investment"), (iii) Shanghai New Structure Advertisement Co., Ltd. ("New Structure Advertisement") and Guangdong Shiji Shenghou Advertisement Co., Ltd. ("Guangdong Framedia"), each a PRC company, and (iv) Shanghai Framedia Advertisement Development Co., Ltd., a PRC company, ("Framedia Advertisement") and its branches in Beijing, Guangzhou, Shenzhen, Wuhan, Nanjing and Dongwan (collectively, the "Framedia Branches"),
(C) (i) Target Media Holdings Limited, a Cayman Islands company ("Target Media Holdings"), (ii) Target Media Multi-Media Technology (Shanghai) Co., Ltd., a PRC wholly-foreign owned enterprise ("Target Multi-Media"), and (iii) Shanghai
Target Media Co., Ltd., a PRC company ("Shanghai Target Media"), and its subsidiaries, branches and representative offices, and (D) (i) Dotad Media Holdings Limited, a British Virgin Islands company ("Dotad Holdings"), (ii) Beijing Dotad Technology Co., Ltd. ("Dotad Technology") and (iii) Beijing Focus Media Wireless Co., Ltd. ("Focus Media Wireless"). The Company and the Group Entities taken as a whole have not sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the share capital, short term debt or long term debt of the Company or any of the Group Entities or any material adverse change or any development involving a prospective material adverse change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Group Entities otherwise than as set forth or contemplated in the Pricing Prospectus. Shanghai On-Target Advertisement Communications Co., Ltd. has no operations, assets or liabilities of any kind or nature. Other than the Group Entities, no other subsidiary or entity affiliated with the Company or with the Controlling Person is or would be if owned or controlled by the Company a "Significant Subsidiary" as defined in Regulation S-X under the Act;

         (viii) Neither the Company nor any of the Group Entities owns any real property and each of the Company and the Group Entities has good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except


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such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of the Company and the Group Entities; and any real property and buildings held under lease by each of the Company and the Group Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by each of the Company and the Group Entities;

         (ix) The description and information in the Pricing Prospectus and the Prospectus under the caption "Business - Our Network" regarding the distribution agreements is true and accurate in all material respects. Each of Focus Media Advertisement, and to the best knowledge of the Company, the other parties to the distribution agreements, has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the distribution agreements to which they are a party, and has authorized, executed and delivered each of the distribution agreements to which they are a party, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the distribution agreements. Focus Media Advertisement is the only Group Entity to have entered into any of the distribution agreements. Each of the distribution agreements is in proper legal form under PRC laws and regulations for the enforcement thereof against each of the parties thereto in the PRC without further action by any of them. The execution, delivery and performance of each of the distribution agreements by the parties thereto did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of Focus Media Advertisement or, to the best knowledge of the Company, any of the other parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which Focus Media Advertisement is a party or by which Focus Media Advertisement is bound or to which any of its property or assets is subject, except, in the case of clauses (B) and (C), where any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on or affecting the general affairs, management, business, financial position, shareholders' equity, results of operations or prospects of the Company and the Group Entities taken as a whole (a "Material Adverse Effect"). Each of the distribution agreements is in full force and effect and none of Focus Media Advertisement or, to the best knowledge of the Company, the other parties to any of the distribution agreements is in breach or default in the performance or observance of any of the terms or provisions of the distribution agreements. None of the parties to any of the distribution agreements has sent or received any communication regarding termination of, or intention not to perform its obligations under, any of the distribution agreements, and no such termination or non-performance has been threatened by any of the parties thereto;

         (x) The description and information in the Pricing Prospectus and the Prospectus regarding the display and poster frame placement agreements (collectively, the "Placement Agreements") and the outdoor LED billboard lease agreement (the "LED Lease Agreement"), is true and accurate in all material respects. Each of the Group Entities, as applicable, and to the best knowledge of the Company, the other parties to the Placement Agreements, the LED Lease


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Agreement and the agreements with local branches of China Mobile Communications
Corporation ("China Mobile") and China United Communications Corporation ("China Unicom") in connection with the mobile handset WAP-based advertising network (collectively, the "WAP Agreements") has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the Placement Agreements, the LED Lease Agreement and the WAP Agreements to which they are a party, and has authorized, executed and delivered each of the Placement Agreements, the LED Lease Agreement and the WAP Agreements to which they are a party, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the Placement Agreements, the LED Lease Agreement and the WAP Agreements. Each of the Placement Agreements, the LED Lease Agreement and the WAP Agreements is in proper legal form under PRC laws and regulations for the enforcement thereof against each of the parties thereto in the PRC without further action by any of them. The execution, delivery and performance of each of the Placement Agreements, the LED Lease Agreement and the WAP Agreements by the parties thereto did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of the Group Entities or, to the best knowledge of the Company, any of the other parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC, including without limitation any applicable building or zoning ordinances, covenants, or restrictions; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the Group Entities is a party or by which any of the Group Entities is bound or to which any of their property or assets is subject, except, in the case of clauses (B) and (C), where any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Placement Agreements, the LED Lease Agreement and the WAP Agreements is in full force and effect and none of the Group Entities which are a party or, to the best knowledge of the Company, the other parties to any of the Placement Agreements, the LED Lease Agreement and the WAP Agreements is in breach or default in the performance or observance of any of the terms or provisions of the Placement Agreements, the LED Lease Agreement and the WAP Agreements. None of the parties to any of the Placement Agreements, the LED Lease Agreement and the WAP Agreements has sent or received any communication regarding termination of, or intention not to renew, any of the Placement Agreements, the LED Lease Agreement and the WAP Agreements, and no such termination or non-renewal has been threatened by any of the parties thereto, except where any such termination or non-renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of Focus Media Advertisement, the Focus Media Advertisement Subsidiaries, and the Focus Media Advertisement Branches and the regional distributors has rights of access sufficient to install, replace, upgrade, inspect, maintain, monitor and repair the flat-panel television displays that are intended to be placed in the locations contemplated by each of the Placement Agreements to which it is a party. Each of Framedia Advertisement and the Framedia Branches and the regional distributors has rights of access sufficient to install, replace, upgrade, inspect, maintain, monitor and repair the advertising poster frames that are intended to be placed in the locations contemplated by each of the Placement Agreements to which it is a party. Focus Media Wireless operates a mobile handset WAP-based advertising service over China Mobile and China Unicom's mobile telecommunication networks. Focus Media Wireless may be


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required by the PRC regulatory authorities to obtain a value-added telecommunication service permit for its mobile handset WAP-based advertising service and it has applied for such permit. To the best knowledge of the Company, Yihukuan Media Co., Ltd. has rights of access sufficient to install, replace, upgrade, inspect, maintain, monitor and repair the LED billboards that are intended to be placed in the locations contemplated by the LED Lease Agreement to which it is a party. Focus Media Advertisement, the Focus Media Advertisement Subsidiaries, the Focus Media Advertisement Branches, Framedia Advertisement, the Framedia Branches and the regional distributors are the only Group Entities that have entered into any Placement Agreements, New Focus Media Advertisement is the only Group Entity that has entered into the LED Lease Agreement, and none of the Company or the Company Subsidiaries is a party to any Placement Agreements or the LED Lease Agreement;

         (xi) Each of the Company and the Group Entities has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the contracts and agreements referred to or described in, or filed as an exhibit to, the Registration Statement to which it is a party (the "Disclosed Contracts"), and has authorized, executed and delivered each of the Disclosed Contracts, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the Disclosed Contracts. Each of the Disclosed Contracts is in proper legal form under relevant laws for the enforcement thereof against each of the parties thereto without further action by any of them. The execution, delivery and performance of each of the Disclosed Contracts by the parties thereto did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of any of the parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC or any other jurisdiction ; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their property or assets is subject, except, in the case of clauses (B) and (C), where any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Disclosed Contracts is in full force and effect and none of the parties to any of the Disclosed Contracts is in breach or default in the performance or observance of any of the terms or provisions of the Disclosed Contracts. Neither the Company nor any of the Group Entities has sent or received any communication regarding termination of, or intention not to renew, any of the Disclosed Contracts, and no such termination or non-renewal has been threatened by the Company or, to the best knowledge of the Company and the Controlling Person, any other party to any Disclosed Contract;

         (xii) The Company has been duly organized and is validly existing as a company in good standing under the laws of the Cayman Islands, with legal right, power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

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each of the Group Entities has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization, with legal right, power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of the business licenses and articles of association of each of the Group Entities formed under the laws and regulations of the PRC is in full force and effect under, and in compliance with, PRC law;

         (xiii) Except for Focus Media Hong Kong, none of the Group Entities owns or leases properties or conducts any business outside of the PRC; none of the Group Entities needs to be duly qualified as a foreign corporation for the transaction of business under the laws of any jurisdiction in which it is not now so qualified;

         (xiv) Each of the Company and the Group Entities, as applicable, has the legal right, power and authority (corporate and other) to enter into and perform its obligations under each of the agreements which have been executed by the parties thereto and are described under the captions "Related Party Transactions - Agreements Among Focus Media Technology, Focus Media Digital, New Focus Media Advertisement, Focus Media Advertisement and Its Subsidiaries", "Related Party Transactions - Agreements Among Focus Media Advertisement, Focus Media Advertising Agency, Framedia Investment, Framedia Advertisement, Guangdong Framedia and New Structure Advertisement", "Related Party Transactions - Agreements Among Focus Media Advertisement, Focus Media Advertising Agency, Focus Media Wireless and Dotad Technology" and "Our Corporate Structure" in the Pricing Prospectus and the Prospectus and filed as Exhibits 10.2 through 10.22,
10.42 through 10.48 and 10.52 through 10.57 to the Registration Statement (collectively, the "Structure Agreements") to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Structure Agreements to which it is a party; and each of the Structure Agreements to which each of the Company and the Group Entities, as applicable, is a party constitutes a valid and legally binding obligation of each of them enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (xv) Each of Jason Nanchun Jiang and Jimmy Wei Yu has executed and delivered each of the Structure Agreements to which he is a party; and each of the Structure Agreements to which he is a party constitutes a valid and legally binding obligation of each of them enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (xvi) The execution and delivery by each of the Company and the Group Entities of, and the performance by each of them of its respective obligations under, each of the Structure Agreements to which it is a party and the consummation by them of the transactions and the occurrence of the events contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Company and the Group Entities, as applicable, is bound or to which any of their properties or assets is bound or subject, except where any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) result in any violation of the provisions of the respective articles of association, business license, other constitutional documents (if any) or permits of any of the Company and the Group Entities; or (C) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC;

         (xvii) The execution and delivery by each of Jason Nanchun Jiang and Jimmy Wei Yu of, and the performance by each of them of his obligations under, each of the Structure Agreements to which each of them is a party and the consummation by them of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which he is a party or by which he is bound or to which any of his properties or assets is bound or subject; or (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC;

         (xviii) Each of the Structure Agreements is in proper legal form under the laws and regulations of the PRC for the enforcement thereof against each of the parties thereto in the PRC without further action by any of them; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Structure Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Structure Agreements (except for (i) an equity purchase agreement to be entered into for the exercise of the call option as set forth under the Call Option Agreement as described in the Pricing Prospectus under the captions "Related Party Transactions - Agreements Among Us, Focus Media Technology, Focus Media Digital, New Focus Media Advertisement, Focus Media Advertisements and its Subsidiaries", and Equity Pledge Agreement as described in the Pricing Prospectus under the caption "Related Party Transactions - Agreements Among Focus Media Advertisement, Focus Media Advertising Agency, Framedia Investment, Framedia Advertisement, Guangdong Framedia and New Structure Advertisement", which upon the exercise of the call option described therein the Company undertakes to file with the relevant PRC government authorities; (ii) the Trademark License Agreement as described in the Pricing Prospectus under the caption "Related Party Transactions - Agreements Among Us, Focus Media Technology, Focus Media Digital, New Focus Media Advertisement, Focus Media Advertisement and Its Subsidiaries", which the Company undertakes to file with the relevant PRC government authorities within three months of the date of the public announcement of the registration of the registered trademarks described therein; or (iii) the Equity Pledge Agreements as described in the Pricing Prospectus under the captions "Related Party Transactions - Agreements Among Us, Focus Media Technology, Focus Media Digital, New Focus Media Advertisement, Focus Media Advertisements and its Subsidiaries", "Related Party Transactions - Agreements Among Focus Media Advertisement, Focus Media Advertising Agency, Framedia Investment, Framedia Advertisement, Guangdong Framedia and New Structure Advertisement" and "Related Party Transactions - Agreements Among Focus Media Advertisement, Focus Media Advertising Agency, Focus Media Wireless and Dotad Technology", which the Company undertakes to file with the relevant PRC government authorities upon the assignment of the pledged equity as the result of the exercise by the pledgees of the right described therein);

         (xix) Except as disclosed in the Pricing Prospectus, the Company and each of the Group Entities has all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Pricing Prospectus except where the lack of such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Pricing Prospectus except where any such restrictions or conditions would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Pricing Prospectus, none of the Company or any of the Group Entities has any reason to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and the Company and each of the Group Entities is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

         (xx) Except as disclosed in the Pricing Prospectus, none of the Company or any of the Group Entities is (A) in violation of any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC; (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body of any stock exchange authorities ("Governmental Agency") in the PRC; (C) in violation of its constituent documents, business license, articles of association or permits; or
(D) in breach or default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clauses (A), (B) and (D), where any such violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (xxi) The Company has an authorized and paid-in capitalization as set forth in the Pricing Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable and conform to the description of the Ordinary Shares contained in the Pricing Prospectus and Prospectus; and all of the equity interests of each of the Group Entities has been duly and validly authorized and issued, and are fully paid and non-assessable; all of the share capital of each of Focus Media Hong Kong, InfoAchieve and Dotad Holdings is owned by the Company, free and clear of all liens, encumbrances, equities or claims; all of the equity interest of each of Focus Media Technology and New Focus Media Technology is owned by Focus Media Hong Kong, free and clear of all liens, encumbrances, equities or claims; all of the equity interest of Framedia Investment is owned by InfoAchieve, free and clear of all liens, encumbrances, equities or claims; all of the equity interest of Dotad Technology is owned by Dotad Holdings, free and clear of all liens, encumbrances, equities or claims; all of the registered capital of Focus Media Digital has been fully paid and 90% of the equity interest of Focus Media Digital is owned by Focus Media Technology and 10% of the equity interest of Focus Media Digital is owned by Focus Media Advertisement, and except as described in the Pricing Prospectus under the caption "Related Party Transactions", such equity interest is owned by each of them free and clear of all liens, encumbrances, equities or claims; all of the registered capital of New Focus Media Advertisement has been fully paid and 90% of the equity interest of New Focus Media Advertisement is owned by Focus Media Digital and 10% of the equity interest of New Focus Media Advertisement is owned by Focus Media Advertisement, and except as described in the Pricing Prospectus under the caption "Related Party Transactions", such equity interest is owned by each of them free and clear of all liens, encumbrances, equities or claims. Focus Media Advertisement owns the equity interest of the Focus Media Advertisement Subsidiaries, Focus Media Advertising Agency, Focus Media Digital, New Focus Media Advertisement, New Structure Advertisement, Framedia Advertisement, Guangdong Framedia and Focus Media Wireless in the percentages set forth in Schedule IV hereto, free and clear of all liens, encumbrances, equities or claims, except as described in the Pricing Prospectus; Focus Media Advertising Agency owns 10% of the equity interest of New Structure Advertisement, Framedia Advertisement and Guangdong Framedia, free and clear of all liens, encumbrances, equities or claims, except as described in the Pricing Prospectus; Jason Nanchun Jiang owns 85% of, and Jimmy Wei Yu owns 15% of the equity interest of Focus Media Advertisement free and clear of all liens, encumbrances, equities or claims, except as set forth in the Pricing Prospectus; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Ordinary Shares or any other class of capital stock of the Company except as set forth in the Pricing Prospectus under the captions "Capitalization" and "Management - Share Option Plan"; the Shares, when issued and delivered against payment therefore, may be freely deposited by the Company and the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment therefore, will be freely transferable by the Company and the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Pricing Prospectus and the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares";

         (xxii) The unissued Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Ordinary Shares contained in the Prospectus. Apart from the Ordinary Shares, there are no other classes or series of shares of capital stock (or securities convertible, exchangeable or exercisable for shares of capital stock) of the Company; except as disclosed in the Pricing Prospectus, there are no outstanding options, warrants, rights (including without limitation special voting rights, veto rights, minority shareholder or equity interest holder rights, preemptive rights or rights of first refusal), proxy or shareholder agreements, or contracts, agreements or understandings of any kind for the purchase or acquisition from the Company or any of the Group Entities of any of their shares, equity interests or other securities;

         (xxiii) Except as disclosed in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to, or to list on any U.S. or non-U.S. securities exchange or inter-dealer quotation system, any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act or being listed on any U.S. or non-U.S. securities exchange or inter-dealer quotation system;

         (xxiv) This Agreement has been duly authorized, executed and delivered by the Company and the Controlling Person, and constitutes a valid and legally binding agreement of the Company and the Controlling Person, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (xxv) The Deposit Agreement has been duly authorized, executed and delivered by the Company and the Depositary, and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Pricing Prospectus and Prospectus;

         (xxvi) No consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over the Company or any of the Group Entities or any of their respective properties or any stock exchange authorities (hereinafter referred to as "Governmental Authorizations") are required for the deposit of Shares, and the issuance of ADSs in respect thereof and for the execution and delivery by the Company of this Agreement to be duly and validly authorized except for the registration of the Shares and the ADSs under the Act, any filings required under Rule 424 under the Act, and such consents, approvals, authorizations, orders, registrations, clearances and qualifications as may be necessary under state securities or other blue sky laws;

         (xxvii) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization in the Cayman Islands;

         (xxviii) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of Focus Media Hong Kong may under the current laws and regulations of Hong Kong be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Hong Kong and are otherwise free and clear of any other tax, withholding or deduction in Hong Kong and without the necessity of obtaining any Governmental Authorization in Hong Kong;

         (xxix) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of InfoAchieve and Dotad Holdings may under the current laws and regulations of the British Virgin Islands be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the British Virgin Islands and are otherwise free and clear of any other tax, withholding or deduction in the British Virgin Islands and without the necessity of obtaining any Governmental Authorization in the British Virgin Islands;

         (xxx) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of Focus Media Technology and New Focus Media Technology may under the current laws and regulations of the PRC be paid to Focus Media Hong Kong in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and except as disclosed in the Pricing Prospectus, all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

         (xxxi) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of Focus Media Digital may under the current laws and regulations of the PRC be paid to Focus Media Technology, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

         (xxxii) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of New Focus Media Advertisement may under the current laws and regulations of the PRC be paid to Focus Media Digital, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

         (xxxiii) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of Framedia Investment may under the current laws and regulations of the PRC be paid to InfoAchieve in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

         (xxxiv) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of Dotad Technology may under the current laws and regulations of the PRC be paid to Dotad Holdings in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

         (xxxv) The issue and sale of the Shares to be sold by the Company hereunder and the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Group Entities is a party or by which the Company or any of the Group Entities is bound or to which any of the property or assets of the Company or any of the Group Entities is subject, except where any such breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; nor (B) will such action result in any violation of the provisions of the constituent documents of the Company or any of the Group Entities or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Group Entities or any of their properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except
(A) the registration under the Act of the Shares and the ADSs, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under state securities or blue sky laws or any laws of jurisdictions outside the Cayman Islands and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several Underwriters;

         (xxxvi) The ADSs have been approved for quotation on the National Association of Securities Dealers Automated Quotations National Market System ("Nasdaq National Market"), subject to official notice of issuance, and apart from the ADSs, the other American depositary shares representing ordinary shares of the Company are validly maintained for quotation on the Nasdaq National Market;

         (xxxvii) None of the Company or any of the Group Entities is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined;

         (xxxviii) Except as set forth in the Pricing Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC, or any political subdivision or taxing authority thereof or therein, in connection with: (A) the deposit with the Depositary of the Shares by the Company against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company of the Shares and the ADSs to or for the respective accounts of the several Underwriters or (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers thereof;

         (xix) None of the Underwriters will be deemed to be resident, domiciled, carrying on business or subject to taxation in the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC solely by reason of its execution, delivery, performance or enforcement of, or the consummation of any transaction contemplated by, this Agreement, the Deposit Agreement or any other document furnished hereunder or thereunder;

         (xl) Neither the Company nor any of the Group Entities has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

         (xli) The statements set forth in the Pricing Prospectus and the Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws, legal conclusions with respect thereto and documents referred to therein, are accurate, complete and fair in all material respects;

         (xlii) Except as set forth in the Pricing Prospectus, there are no legal, arbitration or governmental proceedings pending to which the Company or any of the Group Entities is a party or of which any property of the Company or any of the Group Entities is the subject (A) which, if determined adversely to the Company or any of the Group Entities, would individually or in the aggregate have a Material Adverse Effect; or (B) that are required to be described in the Registration Statement or the Prospectus and are not so described; and, to the best knowledge of the Company and the Controlling Person, no such proceedings are threatened or contemplated by any Governmental Agency or others;

         (xliii) The statements set forth in the Pricing Prospectus and the Prospectus under the caption "Business - Legal Proceedings" are true, accurate and complete in all material respects;

         (xliv) The Company is not and, after giving effect to the offering and sale of the Shares and the ADSs and the application of proceeds thereof, will not be an "investment company", as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

         (xlv) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the

Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp, documentary, registration, notary, excise or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

         (xlvi) The Registration Statement, the Prospectus and the ADS Registration Statement and the filing of the Registration Statement, the Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

         (xlvii) Each of the Company and the Group Entities own, possess, license or have other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Pricing Prospectus and the Prospectus (collectively, the "Intellectual Property"); none of the material copyrights owned or licensed by the Company or any of the Group Entities is unenforceable or invalid; except as disclosed in the Pricing Prospectus, neither the Company nor any of the Group Entities has received any notice of violation or conflict with (and none of the Company or any of the Group Entities knows of any basis for violation or conflict with) rights of others with respect to the Intellectual Property that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; except as disclosed in the Pricing Prospectus, there are no pending or to the best of the Company's knowledge, threatened actions, suits, proceedings or claims by others that allege the Company or any of the Group Entities is infringing any patent, trade secret, trade mark, service mark, copyright or other intellectual property or proprietary right that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and the discoveries, inventions, products or processes of the Company and the Group Entities referenced in the Pricing Prospectus and the Prospectus do not, to the best knowledge of the Company and the Controlling Person, violate or conflict with any intellectual property or proprietary right of any third person, or any discovery, invention, product or process that is the subject of a patent application filed by any third person; the Company and the Group Entities are not in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property; to the extent the Intellectual Property is sublicensed to the Company or any of the Group Entities by a third party, such sublicensed rights shall continue in full force and effect if the principal third party license terminates for any reason; and there are no contracts or other documents material to the Intellectual Property other than those described in the Pricing Prospectus. All trademarks related to the brand name Focus Media are held by Focus Media Technology and validly licensed to Focus Media Digital, Focus Media Advertising, and the Focus Media Advertising Subsidiaries pursuant to the Trademark License Agreement described in the Pricing Prospectus under the caption "Related Party Transactions". Three trademarks related to the brand name "Framedia" are held by Framedia Advertisement;

         (xlviii) The Company was not for 2005, and does not expect to be for 2006, a Passive Foreign Investment Company ("PFIC") within the meaning of
Section 1297(a) of the United

States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC in the future;

         (l) At the time of filing the Initial Registration Statement the Company was not and is not an "ineligible issuer," as defined under Rule 405 under the Act;

         (li) Deloitte Touche Tohmatsu CPA Ltd., who have certified certain consolidated financial statements of the Company, are the independent public accountants of the Company as required by the Act and the Exchange Act and the rules and regulations of the Commission thereunder;

         (lii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States ("US GAAP"); (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and
(E) each of the Company and the Group Entities has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity and provide a sufficient basis for the preparation of financial statements in accordance with US GAAP;

         (liii) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange
Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Since the date of the latest audited financial statements included in the Pricing Prospectus there has been no change in the Company's internal control over financial reporting, and, except as disclosed in the Pricing Prospectus, the Company's independent accountants have not notified the Company of any "reportable conditions" (as that term is defined under standards established by the American Institute of Certified Public Accountants) in the Company's internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company's internal accounting controls, that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting, or could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of the Company's management in the financial statements. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and the Group Entities is made known to the Company's principal executive officer and principal financial officer by others within those entities. Such disclosure controls and procedures are effective;

         (liv) Except as set forth in the Pricing Prospectus, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any of the Group Entities, or to any other person;

         (lv) No material labor dispute, work stoppage, slow down, strike or other conflict with the employees of the Company or any of the Group Entities exists or, to the best knowledge of the Company and the Controlling Person, is threatened or contemplated;

         (lvi) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies" in the Pricing Prospectus and the Prospectus accurately and fully describes in all material respects: (A) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's board of directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal advisers and independent accountants with regard to such disclosure; true and complete copies of all reports, letters or notices delivered to the Company by the Company's independent accountants regarding the Company's internal accounting controls have been delivered to the representatives of the Underwriters;

         (lvii) Since the date of the latest audited financial statements included in the Pricing Prospectus, none of the Company or any of the Group Entities has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation,
(C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities) that would be material to the Company or the Group Entities, and that are not otherwise described in the Pricing Prospectus;

         (lviii) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" in the Pricing Prospectus and the Prospectus accurately and fully describes all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; none of the Company nor any of the Group Entities is a party to or subject to, any off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or the Group Entities, such as structured finance entities and special purpose entities (collectively, "off-balance sheet arrangements");

         (lix) Except as set forth in the Pricing Prospectus, none of the Company or any of the Group Entities is engaged in any transactions that are material (or that would otherwise require disclosure pursuant to Item 404 of Regulation S-K under the Act) with its directors, officers, management, shareholders, or any other person, including persons formerly holding such positions, on terms that are not available from unrelated third parties on an arm's-length basis;

         (lx) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; except as set forth in the Pricing Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

         (lxi) The audited and unaudited consolidated financial statements (and the notes and schedules thereto) of the Company, Perfect Media Holding Limited, Focus Media Changsha Holding Ltd., Focus Media Qingdao Holding Ltd., Focus Media Dalian Holding Ltd., Capital Beyond Limited, InfoAchieve, and Target Media Holdings Limited and its subsidiaries included in the Pricing Prospectus and the Prospectus (including without limitation interim financial statements) present fairly the consolidated financial position of the respective entities as of the dates specified and the consolidated results of operations and changes in consolidated financial position of the respective entities for the periods specified, and such financial statements have been prepared in conformity with US GAAP applied on a consistent basis throughout the periods presented (other than as described therein); and the summary and selected consolidated financial data and other unaudited financial information contained in the Pricing Prospectus and the Prospectus (including without limitation unaudited yearly and interim financial statements and unaudited quarterly financial information included in the Pricing Prospectus and the Prospectus) present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein subject, in the case of unaudited interim financial information, to ordinary year-end adjustments consistent with past practice, and the assumptions used in preparing the pro forma financial statements included in the Pricing Prospectus and the Prospectus as of the dates specified provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

         (lxii) Under the laws of the Cayman Islands, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

         (lxiii) Except as set forth in the Pricing Prospectus, or this Agreement, all amounts payable by the Company to the Underwriters hereunder or in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands on payments hereunder to any Underwriter whose net income is otherwise subject to tax or withholding by the Cayman Islands by virtue of its conducting any direct business in the Cayman Islands unrelated to any transaction contemplated hereunder with respect to any such income tax) nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents;

         (lxiv) Except where any conflict, breach, violation, failure or breach would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all returns, reports or filings which ought to have been made by or in respect of the Company and the Group Entities for all taxation purposes have been made and all such returns are up to date, true, correct and on a proper basis, and are not the subject of any dispute with the relevant revenue or other appropriate authorities; each of the Company and the Group Entities has paid all taxes required to be paid by them and any related assessments, charges, levies, fines or penalties; there is no tax deficiency, assessment, charge, levy, fine or penalty against the Company or the Group Entities as to which a reserve would be required to be established under US GAAP which has not been so reserved or which is required to be disclosed in the Pricing Prospectus and the Prospectus which has not been so disclosed and there are no facts or circumstances in existence which would be expected to give rise to any such deficiency, assessment, charge, levy, fine or penalty; all local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or any of the Group Entities are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC; none of the Company or any of the Group Entities has received notice of any tax deficiency with respect to the Company or any of the Group Entities; and none of the Company, the Controlling Person or the Group Entities, to the best knowledge of the Company and the Controlling Person, is aware of any tax deficiency or representation of the facts on any tax return made by the Company or any of the Group Entities individually or collectively that would be expected to be challenged or asserted against the Company or any of the Group Entities or any of their respective properties or assets;

         (lxv) Each of Focus Media Digital, Focus Media Advertising Agency, New Perfect Media, and New Focus Media Advertisement is, and has since its inception been, in compliance with all requirements under all applicable PRC laws and regulations to qualify for their exemptions from enterprise income tax in 2004, 2005, 2006 and/or 2007 (the "Tax Exemptions") as described in the Pricing Prospectus and the Prospectus under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations - Taxation", and the actual operations and business activities of each of Focus Media Digital and Focus Media Advertising Agency are sufficient to meet the qualifications for their Tax Exemptions. No submissions made to any PRC government authority in connection with obtaining their Tax Exemptions contained any misstatement or omission that would have affected the granting of their Tax Exemptions. None of Focus Media Digital, Focus Media Advertising Agency, New Perfect Media or New Focus Media Advertisement has received notice of any deficiency in their respective applications for their Tax Exemptions, and none of the Company or the Controlling Person is aware, to their best knowledge, of any reason why any of Focus Media Digital, Focus Media Advertising Agency, New Perfect Media or New Focus Media Advertisement might not qualify for, or be in compliance with the requirements for, their Tax Exemptions;

         (lxvi) The Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of the Group Entities to any director or executive officer of the Company; and since December 31, 2004, except as disclosed in the Pricing Prospectus and the Prospectus under the caption "Related Party Transactions - Other Related Party Transactions - Loans to Jason Nanchun Jiang and Jimmy Wei Yu", the Company has not, directly or indirectly, including through any of the Group Entities: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2004;

         (lxvii) Any statistical or market-related data, or any other operating data or statistics provided by third parties, included in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required; and all the operating data and statistics contained in the Pricing Prospectus and the Prospectus that are generated or supplied by the Company or members of its management are derived from the books and records of account of the Company, and the Company reasonably believes such operating data and statistics are true and accurate and such operating data and statistics fairly reflect the information presented;

         (lxviii) The application of the net proceeds from the offering of ADSs, as described in the Pricing Prospectus and the Prospectus, will not contravene any provision of any applicable laws or the constitutive documents of the Company or any of the Group Entities or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of the Group Entities or any Governmental Authorization applicable to the Company or any of the Group Entities;

         (lxix) There are no contracts, agreements or understandings between the Company and any person that would give rise to a claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the ADSs;

         (lxx) The description and information in the Pricing Prospectus and the Prospectus under the captions "Prospectus Summary - Recent Developments", "Management's Discussion and Analysis of Financial Condition and Results of Operations - Acquisitions", and "Our Recent Significant Acquisitions" regarding the acquisitions described therein (the "Acquisitions") is true and accurate in all material respects and nothing has been omitted from such description which would make the same misleading in any material respect. Each of the parties to any agreements entered into in connection with the Acquisitions (collectively, the "Acquisition Agreements") has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform its respective obligations under each of the Acquisition Agreements to which they are a party, and has authorized, executed and delivered each of the Acquisition Agreements to which they are a party, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the Acquisition Agreements. Each of the Acquisition Agreements is in proper legal form under relevant laws and regulations for the enforcement thereof against each of the parties thereto without further action by any of them. The execution, delivery and performance of each of the Acquisition Agreements by the parties thereto, and the consummation of the transactions contemplated thereunder (taken individually or together as a whole), did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of any of the parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their property or assets is subject, except, in the case of clauses (B) and (C), where any such breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Pricing Prospectus, all of the parties to the Acquisition Agreements have fully performed all of their obligations under each of the Acquisition Agreements to which they are a party and all the transactions contemplated under each of the Acquisition Agreements have been consummated in accordance with the terms thereof, including without limitation registration with the relevant PRC governmental authorities necessary to make the Acquisitions effective under PRC laws and regulations. In each Acquisition involving the acquisition of entities located both in and outside of China, prior to the time each such Acquisition was contemplated, each of the related entities had in place legally binding and effective agreements (the "Control Agreements") sufficient for the entity located in China to be considered a "variable interest entity" of the entity located outside China as defined in FIN 46 issued by the Financial Accounting Standards Board in 2003, and the execution, delivery and performance of each of the Control Agreements by the parties thereto did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of any of the parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their property or assets is subject, except, in the case of clauses (B) and (C), where any such breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company and the Controlling Person, there is no reason that either the structure of the Acquisitions as contemplated under the Acquisition Agreements or the structures contemplated under the Control Agreements, might be subject to challenge by the relevant PRC governmental authorities under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC;

         (lxxi) Under the laws of the Cayman Islands, the courts of the Cayman Islands recognize and give effect to the choice of law provisions set forth in
Section 18 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement; subject to the conditions described under the caption "Enforcement of Civil Liabilities" in the Pricing Prospectus, under the laws and regulations of the PRC, the courts of the PRC recognize and give effect to the choice of law provisions set forth in Section 18 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement provided that the judgment: (A) is not obtained by fraud; (B) is final and conclusive; (C) in the opinion of the relevant PRC court after the review of such judgment pursuant to international treaties concluded or acceded to by the PRC or in accordance with the Civil Procedure Law of the PRC, does not contradict the basic principles of PRC law; (D) in the opinion of the relevant PRC court after its review of such judgment pursuant to international treaties concluded or acceded to by the PRC or in accordance with the principle of reciprocity, or otherwise in accordance with the Civil Procedure Law of the PRC, does not violate state sovereignty, security or public interest and (E) is for a definite sum of money;

         (lxxii) To the best of the Company's knowledge, none of the Company or any of the Group Entities, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Group Entities, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made or received any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or made or received any unlawful payment that is of a character required to be disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus;

         (lxxiii) Each of Jason Nanchun Jiang and Jimmy Wei Yu is a citizen of the PRC, excluding Taiwan, The Hong Kong Special Administrative Region and The Macau Special Administrative Region, and no application is pending in any other jurisdiction by him or on his behalf for naturalization or citizenship;

         (lxxiv) The descriptions of the events and transactions set forth in the Pricing Prospectus and the Prospectus under the captions "Our Corporate Structure", "Related Party Transactions - Agreements Among Us, Focus Media Technology, Focus Media Digital, New Focus Media Advertisement, Focus Media Advertisement and its Subsidiaries", "Related Party Transactions - Agreements Among, Focus Media Advertisement, Focus Media Advertising Agency, Framedia Investment, Framedia Advertisement, Guangdong Framedia and New Structure Advertisement" and "Related Party Transactions - Agreements Among Focus Media Advertisement, Focus Media Advertising Agency, Focus Media Wireless and Dotad Technology" are true, accurate and complete in all material respects;

         (lxxv) All consents, approvals, authorizations, orders, registrations and qualifications, if any, required in connection with the Structure Agreements have been made or unconditionally obtained in writing, and no such consent, approval, authorization, order, registration or qualification has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;

         (lxxvi) None of the Company nor any of the Group Entities and the businesses or entities operated or owned by the Company and the Group Entities, nor any of their respective officers, directors or senior management (as defined under Section F of Form 20-F), key management personnel (as defined under Item 7.B of Form 20-F), or, to the best knowledge of the Company, the Company's agents or employees, directly or indirectly, own any interest in any entity, or have entered into any transactions that may compete with the Company and the Group Entities or are otherwise involved in the businesses of the Company and the Group Entities as described in the Pricing Prospectus and the Prospectus, except for (i) ownership, directly or indirectly, by the Controlling Person of equity securities (or securities convertible or exchangeable into or exercisable for such equity securities) in Allyes Information Technology Company Limited solely for passive investment purposes, and (ii) ownership, directly or indirectly, by the unrelated third party minority equity interest holders (that are not nominee holders holding on behalf of any of the Group Entities) of the remaining equity interests of the Focus Media Advertisement Subsidiaries as described in the Pricing Prospectus under the caption "Our Corporate Structure", and for which the Company has no knowledge of any such persons or entities owning any direct or indirect interest in, or having any other involvement in, any business that competes with the Company or the Group Entities;

         (lxxvii) Each of the Company and the Group Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of the Group Entities has been refused any insurance coverage sought or applied for and neither the Company nor any of the Group Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not have a Material Adverse Effect;

         (lxxviii) The Company is in full compliance with all applicable obligations and duties imposed on it by the United States Sarbanes-Oxley Act of 2002, and has timely made all required disclosures and filings required thereby with the Commission;

         (lxxix) There are no contracts, documents, arrangements or understandings that are required to be described in the Registration Statement, the ADS Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as exhibits thereto that have not been so described and filed as required;

         (lxxx) The Company is, and upon giving effect to the offering and sale of the Shares and the ADSs will still be, a foreign private issuer within the meaning of Rule 405 under the Act;

         (lxxxi) Except as disclosed in the Pricing Prospectus, to the best knowledge of the Company and the Controlling Person after due inquiry, there are no affiliations or associations between any member of the NASD and any of the officers or directors of the Company or the Group Entities, or holders of 5% or greater of the securities of the Company;

         (lxxxii) The (A) irrevocable submission of each of the Company, the Controlling Person, and the Selling Shareholders to the jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court"), (B) waiver by each of the Company and the Selling Shareholders of any objection to the venue of a proceeding in a New York Court, (C) waiver and agreement not to plead an inconvenient forum, (D) waiver of sovereign immunity, and (E) agreement of each of the Company and the Selling Shareholders that the Underwriting Agreement and the Deposit Agreement shall be construed in accordance with and governed by the laws of the State of New York, in each case is legal, valid and binding under PRC law and will be respected by the government of the PRC and any political subdivision or authority thereof or therein; service of process duly effected in the manner set forth in the Underwriting Agreement and the Deposit Agreement will be effective, insofar as PRC law is concerned, to confer valid personal jurisdiction over each of the Company and the Selling Shareholders; and any judgment obtained in a New York Court arising out of or in relation to the obligations of each of the Company and the Selling Shareholders under the

Underwriting Agreement and the Deposit Agreement will be recognized by the Government of the PRC and any political subdivision or authority thereof or therein subject to the conditions described under the caption "Enforceability of Civil Liabilities" in the Pricing Prospectus; and

         (lxxxiii) Each of the Company and the Controlling Person has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by all of the Company's shareholders, option holders, directors and officers who are PRC residents or PRC citizens with, any applicable rules and regulations of the State Administration of Foreign Exchange (the "SAFE Rules and Regulations"), including without limitation, requiring each shareholder, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations, and to irrevocably authorize the Controlling Person in writing, in accordance with applicable SAFE Rules and Regulations, to handle any registrations and other procedures required under applicable SAFE Rules and Regulations on their behalf.

         (b) Each of the Selling Shareholders severally and not jointly represents and warrants to, and agrees with, each of the Underwriters that:

         (i) Such Selling Shareholder that is not an individual has been duly organized, is validly existing, and is in good standing in its jurisdiction of organization;

         (ii) No consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over such Selling Shareholder or any of its respective properties or any stock exchange authorities are required for the deposit of the Shares being deposited with the Depositary by such Selling Shareholder against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery (as defined in Section 4 hereof), for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder and for the execution and delivery by such Selling Shareholder of this Agreement, and for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, except for the registration of the Shares under the Act, and any filings required under Rule 424 under the Act; and such Selling Shareholder has full legal right, power and authority (corporate and other) to enter into this Agreement, and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder hereunder;

         (iii) The sale of the ADSs to be sold by such Selling Shareholder hereunder, the deposit of such Selling Shareholder's Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery and the compliance by such Selling Shareholder with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, (B) result in any violation of the provisions of the constituent documents of such Selling Shareholder if such Selling Shareholder is a legal entity or (C) result in a violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder, except, in the case of clauses (A) and
(C), any such
conflicts, breaches, violations or defaults as would not reasonably be expected to materially impair the ability of such Selling Shareholder to consummate such transactions in accordance with such agreements;

         (iv) Such Selling Shareholder has, and immediately prior to each Time of Delivery such Selling Shareholder will have, good and marketable title to the Shares to be represented by the ADSs to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares against payment therefor pursuant hereto, good and marketable title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

         (v) Such Selling Shareholder has duly authorized, executed and delivered, in the form heretofore furnished to the Underwriters, an irrevocable Power of Attorney (the "Power of Attorney") appointing Jason Nanchun Jiang and Jimmy Wei Yu as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a custody agreement (the "Custody Agreement") between such Selling Shareholder and the Company, as the custodian (the "Custodian"); each of such Selling Shareholder's Power of Attorney and Custody Agreement constitutes a valid and binding obligation on the part of such Selling Shareholder, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors rights generally and to general principles of equity; the performance of the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated thereunder will not result in a breach or violation of any of the terms and provisions of or constitute a default under any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder, or any Selling Shareholder ADSs may be bound or, to such Selling Shareholders' knowledge after due inquiry, result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any Governmental Agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or over the properties of such Selling Shareholder; and each of such Selling Shareholder's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 8(s) hereof on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 2 hereof, to authorize the delivery of the Selling Shareholder ADSs under this Agreement and to duly endorse (in blank or otherwise) a stock power with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement;

         (vi) No consent, approval, authorization or order is required to be obtained by such Selling Shareholder for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of such Selling Shareholder's Shares under this Agreement other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or blue sky laws and such other approvals as have been obtained and are in full force and effect; and such Selling

Shareholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Selling Shareholder ADSs to be sold by such Selling Shareholder under this Agreement;

         (vii) A stock power duly endorsed in blank by such Selling Shareholder, has been placed in custody with the Custodian for the purpose of effecting delivery hereunder of such Selling Shareholder's Shares underlying the ADSs to be sold under this Agreement, subject to the terms of the Custody Agreement;

         (viii) The Shares held in custody for such Selling Shareholder by the Custodian are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody are to that extent irrevocable; the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; and if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, the Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement;

         (ix) Neither such Selling Shareholder nor any of its affiliates over which such Selling Shareholder can exercise control, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs;

         (x) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Preliminary Prospectus, Pricing Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made in the case of any Preliminary Prospectus, Prospectus, Pricing Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto, made, in reliance upon and in conformity with such written information furnished to the Company by such Selling Shareholder expressly for use therein, not misleading;

         (xi) The ADSs delivered at each Time of Delivery by such Selling Shareholder will be freely transferable by such Selling Shareholder to or for the respective accounts of the several Underwriters and (to the extent described in the Prospectus) to the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing Prospectus under the captions "Description of Share Capital" or "Description of American Depositary Shares";

         (xii) Except as set forth in the Pricing Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC, or any political subdivision or taxing authority thereof or therein, in connection with
(A) the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by such Selling Shareholder of the Shares and the ADSs to or for the respective accounts of the Underwriters or (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers thereof;

         (xiii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

         (xiv) Except as described in the Pricing Prospectus, all amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or the PRC or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands or the PRC on payments hereunder to any Underwriter whose net income is otherwise subject to tax or withholding by the Cayman Islands or the PRC by virtue of its conducting any direct business in the Cayman Islands or the PRC unrelated to any transaction contemplated hereunder with respect to any such income tax) nor are any taxes imposed in the Cayman Islands or the PRC on, or by virtue of the execution or delivery of, such documents;

         (xv) This Agreement has been duly authorized, executed and delivered by such Selling Shareholder, and is enforceable against such Selling Shareholder in accordance with its terms; and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands or the PRC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands or the PRC or that any stamp or similar tax in the Cayman Islands or the PRC be paid on or in respect of this Agreement or any other documents to be furnished hereunder;

         (xvi) Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Shares and the ADSs to be sold by such Selling Shareholder; and

         (xvii) Each of the Selling Shareholders, or their direct or indirect owners or controlling persons, that is a PRC resident or PRC citizen is in compliance with any applicable SAFE Rules and Regulations, including without limitation, having completed or being in the process of completing any registration and other procedures required under applicable SAFE Rules and Regulations, and irrevocably authorizing the Controlling Person in writing, in accordance with applicable SAFE Rules and Regulations, to handle any registrations and other procedures required under applicable SAFE Rules and Regulations on their behalf.

         2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per ADS of US$ * , the number of Firm ADSs
(to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in
Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, each of the Company and the Selling Shareholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Company and the Selling Shareholders, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares), determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

         The Company and each Selling Shareholder, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to * Optional ADSs, at the purchase price per ADS set forth in the paragraph above. Any such election to purchase Optional ADSs shall be made in accordance with a letter agreement among the Representatives and the Attorneys setting forth the amount of Optional ADSs to be purchased by the Underwriters from the Company and each Selling Shareholder. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Company and the Attorneys, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Company and the Attorneys otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' notice to the Company and the Selling Shareholders prior to a Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representatives through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Company and the Selling Shareholders to the Representatives at least forty-eight hours in advance of such Time of Delivery. The Company will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office").

         The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on * , 2006 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8(s) hereof, will be delivered at the offices of Debevoise & Plimpton LLP, 13/F Entertainment Building, 30 Queen's Road Central, Hong Kong S.A.R. (the "Closing Location"), and the ADSs will be delivered as specified in Section (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 6 p.m., Hong Kong time, on the New York Business Day (as defined herein) next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. (a) The Company agrees with each of the Underwriters:

         (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all materials required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the ADSs; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the ADSs, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

         (ii) Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject;

         (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (iv) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and the Group Entities (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

         (v) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the "Lock-up Period"), not to, without the prior permission of each of Credit Suisse Securities (USA) LLC and Goldman Sachs (Asia) L.L.C., offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act with respect to, (A) any ADSs or Ordinary Shares or any securities of the Company represented by the ADSs, or any securities of the Company substantially similar to the ADSs or Ordinary Shares, including but not limited to any options or warrants to purchase or any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any shares or equity interests in the Company's subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such shares or equity interests, including but not limited to securities that are convertible into or exchangeable for or that represent the right to receive such shares or equity interests or such depositary shares or receipts, or any such substantially similar securities, whether now owned or hereinafter acquired (of record, beneficially or otherwise, including as a custodian)(the securities covered by the foregoing clauses (A) and (B), collectively, are referred to as the "Lock-up Securities"); except that the foregoing restrictions shall not apply to (1) the ADSs and the Ordinary Shares underlying such ADSs, (2) the issuance of Ordinary Shares in connection with bona fide strategic acquisitions by the Company not to exceed 25 million Ordinary Shares in the aggregate, (3) grants of options pursuant to the Company's employee stock option plans, (4) any Ordinary Shares to be issued by the Company upon the exercise of any options described in clause (3) above issued as of March 31, 2006; provided however, that if (1) during the last 17 days of the Lock-up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable unless Credit Suisse Securities (USA) LLC and Goldman Sachs (Asia) L.L.C. waive, in writing, such extension. The Company will provide Credit Suisse Securities (USA) LLC and Goldman Sachs (Asia) L.L.C. and each holder of ADSs subject to the Lock-Up Period with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

         (vi) To furnish to its shareholders within such time period required by the Exchange Act after the end of each fiscal year an annual report (in English) (including a consolidated balance sheet and consolidated statements of income, shareholders' equity and cash flows of the Company certified by independent public accountants and prepared in conformity with US GAAP and, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with US GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and the Group Entities for such quarter in reasonable detail;

         (vii) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (B) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its shareholders generally or to the Commission), provided that this obligation will be deemed to have been satisfied where any such reports or communications have been publicly filed on EDGAR;

         (viii) To use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

         (ix) Prior to each Time of Delivery to deposit the Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

         (x) Not to (and to cause the Group Entities not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

         (xi) To use its best efforts to include and maintain for quotation the ADSs on the Nasdaq National Market, and apart from the ADSs, to use best efforts to maintain for quotation the American depositary shares representing ordinary shares of the Company currently being traded on the Nasdaq National Market;

         (xii) To file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that are traded on the Nasdaq National Market and quotations for which are reported by the Nasdaq National Market;

         (xiii) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

         (xiv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

         (xv) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

         (xvi) To indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement;

         (xvii) The Company, during the period when any Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Act or the Exchange Act within the time periods required therein;

         (xviii) Between the date hereof and the Time of Delivery (both dates inclusive), the Company will not, without the prior approval of the representatives for the Underwriters (such approval not to be unreasonably withheld), make any official announcement which would have an adverse effect on the marketability of the ADSs;

         (xix) The Company will take such steps as shall be necessary to ensure that, prior to the expiration of one year after the Time of Delivery, it shall not be required to be registered as an "investment company" under the Investment Company Act;

         (xx) The Company shall comply with the SAFE Rules and Regulations, and shall use best efforts to cause its directors, officers, option holders and shareholders that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply with the SAFE Rules and Regulations applicable to them in connection with the Company, including without limitation, requiring each shareholder, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations, and to irrevocably authorize the Controlling Person in writing, in accordance with applicable SAFE Rules and Regulations, to handle any registrations and other procedures required under applicable SAFE Rules and Regulations on their behalf; and

         (xxi) In the event that any Selling Shareholder breaches its commitment to sell ADSs pursuant to the terms of this Underwriting Agreement, the Company will sell to the Underwriters additional ADSs in the same number as the ADSs committed to be sold by such Selling Shareholder pursuant the terms of this Underwriting Agreement but not sold by such Selling Shareholder.

         (b) Each of the Selling Shareholders agrees with each of the
Underwriters:

         (i) During the Lock-up Period, not to, without the prior permission of each of the Representatives, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the Commission a registration statement under the Act with respect to, (A) any ADSs or Ordinary Shares or any securities of the Company represented by the ADSs, or any securities of the Company substantially similar to the ADSs or Ordinary Shares, including but not limited to any options or warrants to purchase or any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any shares or equity interests in the Company's subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such shares or equity interests, including but not limited to securities that are convertible into or exchangeable for or that represent the right to receive such shares or equity interests or such depositary shares or receipts, or any such substantially similar securities, whether now owned or hereinafter acquired, owned directly or indirectly by the Selling Shareholder (including holding as a custodian), or with respect to which the undersigned has beneficial ownership under the rules and regulations of the Commission, except that the foregoing restrictions shall not apply to a bona fide gift by an individual to a donee or a transfer by an entity to an affiliate that does not involve a disposition for value, provided that such donee or affiliate agrees to be bound in writing by the restrictions set forth herein until the expiration of the Lock-up Period; provided however, that if (1) during the last 17 days of the Lock-up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable unless the Representatives jointly waive, in writing, such extension. The Company will provide each of the Representatives and any co-managers and each holder of ADSs subject to the Lock-Up Period with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period. Notwithstanding anything herein to the contrary, Goldman, Sachs & Co., Goldman Sachs Execution & Clearing, L.P. and their respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business;

         (ii) Prior to each Time of Delivery, to deposit, or cause to be deposited on their behalf pursuant to the Custody Agreement, Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

         (iii) Not to (and to cause its affiliates over which it can exercise control not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs;

         (iv) To deliver to the representatives of the Underwriters prior to or at the Time of Delivery a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters' documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated;

         (v) To indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Selling Shareholder and the execution and delivery of this Agreement; provided, however, that the Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the Shares and ADSs by any Underwriters in a manner other than that as is customary in such transactions; and

         (vi) Each of the Selling Shareholders, or their direct or indirect owners or controlling persons, that is a PRC resident or PRC citizen will use its best efforts to comply with any applicable SAFE Rules and Regulations, including without limitation, completing any registration and other procedures required under applicable SAFE Rules and Regulations, and irrevocably authorizing the Controlling Person in writing, in accordance with applicable SAFE Rules and Regulations, to handle any registrations and other procedures required under applicable SAFE Rules and Regulations on their behalf.

         6. (a) The Company represents and agrees that, without the prior consent of each of the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and each of the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a free writing prospectus required to be filed by the Company with the Commission; any such free writing prospectus the use of which has been consented to by the Company and each of the Representatives is listed on Schedule III(a) or Schedule III(b) hereto;

         (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

         (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing

Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to each of the Representatives and, if requested by any of the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an underwriter through the Representatives expressly for use therein.

7. (a) The Company covenants and agrees with the several Underwriters that (A) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's accountants and U.S., PRC, Cayman Islands, British Virgin Islands, Hong Kong and other legal counsel of the Company in connection with the registration of the Shares and the ADSs under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements to any of the foregoing and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Deposit Agreement, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs; (iii) subject to the provisions of paragraph (b) below, all expenses in connection with the qualification of the shares and the ADSs for offering and sale under state securities laws as provided in Section 5 hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey;
(iv) all NASD fees and all fees and expenses in connection with applying to include the ADSs for quotation on the Nasdaq National Market; and (v) the road show expenses, including travel, accommodation and meal expenses, incurred by the Company's management and other staff, and expenses for organized luncheons and investor meetings during the road show; (B) the Company will pay or cause to be paid: (i) all expenses and taxes arising as a result of the deposit by the Company and each of the Selling Shareholders of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary, of the sale and delivery of the ADSs and the Shares by the Company to or for the account of the Underwriters and of the sale and delivery of the ADSs and the Shares by the Underwriters to each other and to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any Cayman Islands income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Agreement; (ii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters in connection with the initial purchase of ADSs); (iii) the fees and expenses of the Authorized Agent (as defined in Section 16 hereof); (iv) the cost of preparing the ADRs; (v) the cost and charges of any transfer agent or registrar;
(vi) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section (provided that, prior to incurring any such costs and expenses, the Underwriters shall inform the Company of such costs and expenses); and (vii) all stamp duty, documentary, registration, excise, notary or other taxes imposed on any of the Underwriters by virtue of the execution, delivery, performance or enforcement of, or the consummation of any transaction contemplated by, this Agreement, the Deposit Agreement or any other document furnished hereunder or thereunder (other than any income or withholding taxes imposed by a taxing jurisdiction by virtue of such underwriter's conducting direct business in such taxing jurisdiction unrelated to any transaction contemplated hereunder) and (C) each Selling Shareholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (1) any fees and expenses of counsel for such Selling Shareholder and (2) all expenses and taxes incident to the sale and delivery of the ADSs and the Shares to be sold by such Selling Shareholder hereunder; (b) the Underwriters covenant and agree with the Company that the Underwriters will pay or cause to be paid the fees, disbursements and expenses of the Underwriters' U.S. and PRC legal counsels and other advisors in connection with the registration of the Shares and the ADSs under the Act and all road show expenses except those to be paid by the Company under paragraph (a)(A)(v) above. It is understood, that the Company shall bear, and the Selling Shareholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the ADSs pursuant to this Agreement.

         8. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company, the Controlling Person, and the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of its and their respective obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Debevoise & Plimpton LLP, United States counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Commerce & Finance Law Offices, PRC counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, with respect to the matters covered in paragraphs
(i) through (iv) and (vi) through (xviii) of subsection (e) below (but limited to the Structure Agreements) as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (d) Simpson Thacher & Bartlett LLP, United States counsel for the Company and the Selling Shareholders, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

         (i) This Agreement has been duly executed and delivered by the Company, by the Controlling Person and by or on behalf of each of the Selling Shareholders in accordance with the law of the State of New York;

         (ii) The Deposit Agreement has been duly executed and delivered by the Company in accordance with the law of the State of New York and, assuming that the Deposit Agreement is the valid and legally binding obligation of the Depositary, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms;

         (iii) Assuming due authorization, execution, issuance and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of the Shares in accordance with the provisions of the Deposit Agreement and payment therefor in accordance with this Agreement, such ADRs will be duly and validly issued, and persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement;

         (iv) Upon payment for and transfer of the ADSs representing the Shares to be sold by the Selling Shareholders in accordance with this Agreement, the Underwriters will acquire a security entitlement with respect to such ADSs and no action based on an adverse claim may be asserted against the Underwriters;

         (v) The Power of Attorney and the Custody Agreement with respect to each Selling Shareholder have been duly executed and delivered by such Selling Shareholder in accordance with the law of the State of New York;

         (vi) Assuming the validity of such actions under Cayman Islands law, under the law of the State of New York relating to personal jurisdiction, each of the Company, the Controlling Person and the Selling Shareholders has, pursuant to this Agreement, validly and irrevocably submitted to the personal jurisdiction of the New York State or U.S. federal courts located in the Borough of Manhattan, The City of New York, New York in any action arising out of or relating to this Agreement, has, to the extent permitted by applicable law, validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System, currently located at 111 Eighth Avenue, New York, New York 10011, as its authorized service of process agent for the purposes described in this Agreement, and service of process effected on such agent will be effective to confer in the manner set forth in this Agreement and will be effective to confer valid personal jurisdiction over the Company, the Controlling Person and the Selling Shareholders;

         (vii) Assuming the validity of such actions under Cayman Islands law, under the law of the State of New York relating to personal jurisdiction, the Company has, pursuant to the Deposit Agreement, validly and irrevocably submitted to the personal jurisdiction of the New York State or U.S. federal courts located in the Borough of Manhattan, The City of New York, New York in any action or proceeding arising out of or relating to the Deposit Agreement, and has validly and irrevocably appointed CT Corporation System, currently located at 111 Eighth Avenue, New York, New York 10011, as its authorized service of process agent for the purposes described in the Deposit Agreement; and service of process effected in the manner set forth in Section 7.6 of the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company in connection with any such action or proceeding;

         (viii) The statements made in the Prospectus under the caption "Description of American Depositary Shares", insofar as they purport to constitute summaries of certain provisions of the ADSs, the ADRs and the Deposit Agreement, constitute accurate summaries of such provisions in all material respects;

         (ix) The statements made in the Prospectus under the caption "Shares Eligible for Future Sale", insofar as they purport to describe certain provisions of U.S. federal securities laws and regulations and certain provisions of the lock-up agreements, shareholders agreement and share option plan referred to therein, are accurate summaries of such provisions in all material respects;

         (x) The statements made in the Prospectus under the caption "Taxation - United States Federal Income Taxation", insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

         (xi) The statements made in the Prospectus under the caption "Underwriting", insofar as they purport to constitute summaries of certain provisions of the Underwriting Agreement, constitute accurate summaries of such provisions in all material respects;

         (xii) The issuance by the Company of the Shares to be represented by the ADSs, deposit of the Shares and the issuance of the ADRs pursuant to the Deposit Agreement, the sale of the ADSs and the execution, delivery and performance by the Company of the Deposit Agreement, this Agreement and the Custody Agreements will not (A) violate, breach, or result in a default under, any agreement or other instrument governed by the law of the State of New York of the Company or any of the subsidiaries that has been filed as an exhibit to the Registration Statement, or (B) violate any U.S. federal or New York state statute or any rule or regulation that has been issued pursuant to any such U.S. federal or New York state statute or, to our knowledge, any order of any U.S. federal or New York state governmental agency or body having jurisdiction over the Company;

         (xiii) The deposit of the Shares and the issuance of the ADRs pursuant to the Deposit Agreement, the sale of the ADSs and the execution, delivery and performance by the Controlling Person and by the Selling Shareholders of the Powers of Attorney, this Agreement and the Custody Agreements will not (A) violate, breach, or result in a default under, any agreement or other instrument governed by the law of the State of New York of any Selling Shareholder that has been filed as an exhibit to the Registration Statement or (B) violate any U.S. federal or New York state statute or any rule or regulation that has been issued pursuant to any such U.S. federal or New York state statute or, to our knowledge, any order of any U.S. federal or New York state governmental agency or body having jurisdiction over the Controlling Person or any Selling Shareholder;

         (xiv) No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or New York governmental agency or body, or to our knowledge, any U.S. federal or New York court is required for the issuance by the Company of the Shares to be represented by the ADSs, the deposit of the Shares and the issuance of the ADRs pursuant to the Deposit Agreement, the sale of the ADSs and the compliance by the Company with the provisions of the Deposit Agreement and this Agreement, except for the registration under the Securities Act and the Securities Exchange Act of the Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters;

         (xv) No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or New York governmental agency or body, or to our knowledge, any U.S. federal or New York court is required for the deposit of the Shares and the issuance of the ADRs pursuant to the Deposit Agreement, the sale of the ADSs and the compliance by the Controlling Person and by the Selling Shareholders with the provisions of this Agreement and the Custody Agreements and the Powers of Attorney, except for the registration under the Securities Act and the Exchange Act of the Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters;

         (xvi) The Registration Statement has become effective under the Securities Act; the Prospectus was filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission;

         (xvii) The Company is not an "investment company" within the meaning of, and subject to regulation under, the U.S. Investment Company Act of 1940, as amended; and

         (xviii) Although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus, except for those referred to in the opinion in subsection (x) of this Section 8(d), such counsel has no reason to believe (a) that the Registration Statement or the ADS Registration Statement, as of their respective effective dates, or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) that the Pricing Disclosure Package, as of the Applicable Time when considered together with and as supplemented by the statements under the caption "Description of Securities" in the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (c) that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (d) that, as of such Time of Delivery, the Registration Statement or the ADS Registration Statement, or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (e) that, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States;

         (e) Global Law Office, PRC counsel for the Company and the Selling Shareholders, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

         (i) Each of Focus Media Technology, New Focus Media Technology, Framedia Investment and Dotad Technology (collectively, the "PRC WOFEs") has been duly organized and is validly existing as a wholly foreign owned enterprise with legal person status and limited liability under all applicable laws, regulations, rules, orders, decrees, guidelines, judicial interpretations and other legislation of the PRC, including tax laws and regulations, in effect as of the date of this Agreement (collectively "PRC Law") and its business license and articles of association are in full force and effect under, and in compliance with PRC Law. All of the registered capital of each of New Focus Media Technology, Framedia Investment and Dotad Technology has been fully paid; US$23 million of the registered capital of Focus Media Technology has been paid with US$15 million to be paid up before February 26, 2007. All the equity interest of each of Focus Media Technology and New Focus Media Technology is owned by Focus Media Hong Kong, and all the equity interest of Framedia Investment and Dotad Technology is owned by InfoAchieve and Dotad Holdings, respectively, in each case, to the best of such counsel's knowledge after due inquiry, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other third party right (collectively, "Encumbrances");

         (ii) Each of Focus Media Advertisement, Focus Media Advertising Agency, Focus Media Digital, the Focus Media Advertisement Subsidiaries, New Perfect Media, New Focus Media Advertisement, Framedia Advertisement, New Structure Advertisement, Guangdong Framedia, Shenzhen E-Time and Focus Media Wireless (collectively and together with the PRC WOFEs, the "PRC Group Entities"), has been duly organized and is validly existing as a limited liability company under PRC Law and its business license and articles of association are in full force and effect under, and in compliance with, PRC Law. All of the registered capital of Focus Media Advertisement has been fully paid; 85% of the equity interest of Focus Media Advertisement is owned by Jason Nanchun Jiang and 15% of the equity interest of Focus Media Advertisement is owned by Jimmy Wei Yu, in each case, to the best of such counsel's knowledge after due inquiry, free and clear of any Encumbrances except as described in the Pricing Disclosure Package as of the Applicable Time. Each of Jason Nanchun Jiang and Jimmy Wei Yu is a PRC citizen. All of the registered capital of each of Framedia Advertisement, New Structure Advertisement, Guangdong Framedia and Focus Media Wireless has been fully paid; 90% of the equity interest of each of Framedia Advertisement, New Structure Advertisement, Guangdong Framedia and Focus Media Wireless is owned by Focus Media Advertisement and 10% of the equity interest of each of Framedia Advertisement, New Structure Advertisement, Guangdong Framedia and Focus Media Wireless is owned by Focus Media Advertising Agency, in each case, to the best of such counsel's knowledge after due inquiry, free and clear of any Encumbrances except as described in the Pricing Disclosure Package as of the Applicable Time. Each of the Focus Media Advertisement Branches and Framedia Branches has been duly established and is validly existing with its business license in full force and effect under PRC Law. All of the registered capital of Focus Media Advertising Agency has been fully paid and 90% of the equity interest of Focus Media Advertising Agency is owned by Focus Media Advertisement and 10% of the equity interest of Focus Media Advertising Agency is owned by Jimmy Wei Yu, in each case, to the best of such counsel's knowledge after due inquiry, free and clear of any Encumbrances except as described in the Pricing Disclosure Package as of the Applicable Time. All of the registered capital of each of Focus Media Digital and New Focus Media Advertisement has been fully paid and 90% of the equity interest of each of Focus Media Digital and New Focus Media Advertisement is owned by Focus Media Technology and 10% of the equity interest of each of Focus Media Digital and New Focus Media Advertisement is owned by Focus Media Advertisement, in each case, to the best of such counsel's knowledge after due inquiry, free and clear of any Encumbrances except as described in the Pricing Disclosure Package as of the Applicable Time. All of the registered capital of each of the Focus Media Advertisement Subsidiaries has been fully paid, and all the equity interests in the Focus Media Advertisement Subsidiaries are owned by Focus Media Advertisement in the percentages set forth in the Pricing Disclosure Package as of the Applicable Time and, to the best of such counsel's knowledge after due inquiry, such equity interests are owned by Focus Media Advertisement free and clear of any Encumbrances, except as described in the Pricing Disclosure Package as of the Applicable Time. All of the registered capital of Shenzhen E-Time has been fully paid; 70% of the equity interest of Shenzhen E-Time is owned by Jason Nanchun Jiang and 30% of the equity interest of Shenzhen E-Time is owned by Jimmy Wei Yu, in each case, to the best of such counsel's knowledge after due inquiry, free and clear of any Encumbrances except as described in the Pricing Disclosure Package as of the Applicable Time.

         (iii) Except as described in the Pricing Disclosure Package as of the Applicable Time, each of the PRC Group Entities has full legal right, authority, power and all necessary approvals, consents, waivers, sanctions, certificates, authorizations, filings, disclosures, registrations, exemptions, permissions, endorsements, annual inspections, qualifications, permits and licenses required by any court, tribunal or any other judicial or arbitral body in the PRC, or any body exercising, or entitled to exercise, any administrative, judicial, legislative, police, regulatory, or taxing authority or power of similar nature in the PRC ("Approvals") pursuant to any PRC Law to own, sell, lease license and use its properties and assets and conduct its business in the manner described in the Pricing Disclosure Package as of the Applicable Time, none of the approvals contains any materially burdensome restrictions or conditions not described in the Pricing Disclosure Package as of the Applicable Time, and each of the PRC Group Entities is in compliance with the provisions of such Approvals in all material respects. Except as described in the Pricing Disclosure Package as of the Applicable Time, such counsel is not aware, after due inquiry, of anything that will cause such counsel to reasonably believe that any national, provincial or local governmental, regulatory or administrative authority, agency or commission in the PRC, or any court, tribunal or any other judicial or arbitral body in the PRC, or any body exercising, or entitled to exercise, any administrative, judicial, legislative, police, regulatory, or taxing authority or power of similar nature in the PRC ("PRC Authorities") are considering modifying, suspending, revoking or not renewing any such Approvals;

         (iv) Except as described in the Pricing Disclosure Package as of the Applicable Time, to the best of such counsel's knowledge after due inquiry, none of the PRC Group Entities is (A) in violation of any PRC Law; (B) in violation of its business license, articles of association, other constitutional documents (if any) or Approvals; (C) in breach or default in the performance or observance of any of the terms or provisions of the Acquisition Agreements, distribution agreements and Structure Agreements (collectively, the "Covered Agreements") to which it is a party; or (D) apart from the Covered Agreements to which it is a party, in breach or default in the performance or observance of any of the terms or provisions of any contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violation, breach or default under clauses (A) and (D) which would not, individually or in the aggregate, have a Material Adverse Effect on the general affairs, management, shareholders' equity, results of operations or position, financial or otherwise, of the PRC Group Entities;

         (v) In the course of such counsel's representation of the Company, nothing has come to such counsel's attention that would lead such counsel to reasonably believe (A) that the description of the Placement Agreements, the LED Lease Agreement and the WAP Agreements in the Pricing Prospectus under the caption "Business" is not true, complete and accurate in all material respects, or (B) that any of the Placement Agreements, the LED Lease Agreement or the WAP Agreements would be unenforceable under PRC Law, provided that the Underwriters understand that such counsel's opinion in this paragraph is based solely on such counsel's review of what such counsel believes, based upon such counsel's due inquiry with the Company, is a representative sample of the Placement Agreements and that such counsel has not performed any comprehensive review of all of the Placement Agreements;

         (vi) Each of the PRC Group Entities, Jason Nanchun Jiang and Jimmy Wei Yu has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the Covered Agreements to which it or he is a party, and has authorized, executed and delivered each of the Covered Agreements to which it or he is a party, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the Covered Agreements, except as described in the Pricing Disclosure Package as of the Applicable Time. Each of the Covered Agreements that is governed by PRC Law is in proper legal form under PRC Law for the enforcement thereof against each of the PRC Group Entities, Jason Nanchun Jiang and Jimmy Wei Yu, as the case may be, in the PRC without further action by any of them;

         (vii) The execution, delivery and performance of each of the Covered Agreements by the parties thereto, and the consummation of the transactions contemplated thereunder, will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or Approvals of any of the PRC Group Entities; (B) result in any violation of or penalty under any PRC Law; or (C) to the best of such counsel's knowledge after due inquiry conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their property or assets is subject, except for such violation, breach or default under clauses (B) and (C) which would not, individually or in the aggregate, have a Material Adverse Effect on the general affairs, management, shareholders' equity, results of operations or position, financial or otherwise, of the PRC Group Entities;

         (viii) The description of the corporate structure of the PRC Group Entities and the Covered Agreements set forth in the Pricing Prospectus under the captions "Our Corporate Structure" and "Related Party Transactions -- Agreements Among Us, Focus Media Technology, Focus Media Digital, New Focus Media Advertisement, Focus Media Advertisement and its Subsidiaries", "Related Party Transactions - Agreements Among Focus Media Advertisement, Focus Media Advertising Agency, Focus Media Wireless and Dotad Technology" and "Our Corporate Structure" are true and accurate in all material respects and nothing has been omitted from such description which would make the same misleading in any materials respect. No Approvals are required under any PRC Law in connection with the Covered Agreements or the performance of the terms thereof (except for the filing of the trademark license agreement and approval and filing requirements under the call option agreements and equity pledge agreements described in the Pricing Prospectus under the caption "Related Party Transactions"), and no stamp duty or similar tax is required to be paid in connection with the Covered Agreements;

         (ix) None of the PRC Group Entities is entitled to any immunity from any legal proceedings or process or from enforcement, execution or attachment in respect of their obligations in the transactions contemplated under any of the Covered Agreements;

         (x) Except as described in the Pricing Disclosure Package as of the Applicable Time, to the best of such counsel's knowledge after due inquiry, there are no legal, arbitration or governmental proceedings pending, threatened or contemplated in the PRC by or against any of the PRC Group Entities, or to which the property of any of them may be subject, which, if determined adversely against any of the PRC Group Entities, would individually or in the aggregate have a Material Adverse Effect on the PRC Group Entities;

         (xi) The statements in the Pricing Prospectus under the captions "Prospectus Summary", "Risk Factors", "Our Corporate Structure", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Industry", "Business", "Our Recent Significant Acquisitions", "Regulation of Our Industry", "Management", "Related Party Transactions", "Taxation" and "Enforcement of Civil Liabilities", to the extent such statements relate to matters of PRC Law or legal conclusions with respect thereto, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

         (xii) The choice of PRC Law as the governing law in any of the Covered Agreements that by their terms are governed by PRC Law is a valid choice of governing law and will be binding on the parties to the relevant Covered Agreement;

         (xiii) All dividends declared and payable upon the equity interests in each of Focus Media Technology, Framedia Investment and Dotad Technology may under PRC Law be paid to Focus Media Hong Kong, InfoAchieve and Dotad Holdings, respectively, in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and all such dividends are not and, except as disclosed in the Pricing Disclosure Package as of the Applicable Time, will not be subject to withholding or other taxes under PRC Law and, except as disclosed in the Pricing Disclosure Package as of the Applicable Time, are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any authorization from PRC Authorities;

         (xiv) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC and any political subdivision or authority thereof or therein in connection with (A) the deposit with the Depositary of Shares against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company and the Selling Shareholders of the ADSs and the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside PRC by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

         (xv) The Underwriters will not be deemed to be resident, domiciled, carrying on business or subject to taxation in the PRC solely by reason of its execution, delivery, performance or enforcement of, or the consummation of any transaction contemplated by, this Agreement, the Deposit Agreement or any other document furnished hereunder or thereunder;

         (xvi) The (A) irrevocable submission of each of the Company and the Selling Shareholders to the jurisdiction of any New York Court, (B) waiver by each of the Company and the Selling Shareholders of any objection to the venue of a proceeding in a New York Court, (C) waiver and agreement not to plead an inconvenient forum, (D) waiver of sovereign immunity, and (E) agreement of each of the Company and the Selling Shareholders that the Underwriting Agreement and the Deposit Agreement shall be construed in accordance with and governed by the laws of the State of New York, in each case is legal, valid and binding under PRC Law and will be respected by the government of the PRC and any political subdivision or authority thereof or therein; service of process duly effected in the manner set forth in the Underwriting Agreement and the Deposit Agreement will be effective, insofar as PRC Law is concerned, to confer valid personal jurisdiction over each of the Company and the Selling Shareholders; and any judgment obtained in a New York Court arising out of or in relation to the obligations of each of the Company and the Selling Shareholders under the Underwriting Agreement and the Deposit Agreement will be recognized by the government of the PRC and any political subdivision or authority thereof or therein subject to the conditions described under the caption "Enforceability of Civil Liabilities" in the Pricing Prospectus;

         (xvii) The indemnification and contribution provisions set forth in
Section 9 hereof and Section 5.8 of the Deposit Agreement do not contravene PRC Law;

         (xviii) The (A) issue and sale of the Shares and the ADSs being delivered at such Time of Delivery, (B) deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery, (C) compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement, (D) compliance by each of the Selling Shareholders with all of the provisions of the Underwriting Agreement, and (E) consummation of the transactions contemplated under the Underwriting Agreement, in each case will not result in any violation of or penalty under any PRC Law, or result in any violation or breach of the business license, articles of association or other constitutional or organizational documents of the PRC Group Entities, or conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the PRC Group Entities is a party or by which any of the PRC Group Entities is bound or to which any of the property or assets of any of the PRC Group Entities is subject;

         (xix) Except as disclosed in the Pricing Disclosure Package as of the Applicable Time, no approval is required for the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement. In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 8, (B) with respect to all matters of Cayman Islands and British Virgin Islands law they have relied upon the opinions of Cayman Islands and British Virgin Islands counsel for the Company and the Selling Shareholders delivered pursuant to paragraph (f) of this Section 8 and
(C) with respect to all matters of Hong Kong law they have relied upon the opinions of Hong Kong counsel for the Company delivered pursuant to paragraph
(g) of this Section 8; and

         (xx) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package as of the Applicable Time or the Prospectus (except as otherwise specifically stated in opinion (viii) and opinion (xi) above), they have no reason to believe (A) that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) that the Pricing Disclosure Package, as of the Applicable Time (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (C) that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (D) that, as of such Time of Delivery, the Registration Statement, or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (E) that, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.;

         (f) Conyers Dill & Pearman, Cayman Islands and British Virgin Islands counsel for the Company and each of the Selling Shareholders that is an entity formed under the laws of either the Cayman Islands or the British Virgin Islands (the "Covered Selling Shareholders"), shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

         (i) The Company has been duly organized and is validly existing as a company in good standing under the laws of the Cayman Islands with legal right, power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

         (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the ADSs to be deposited by the Company and the Selling Shareholders or to be purchased from the Company and the Selling Shareholders under this Agreement which have not been complied with; the Shares to be deposited by the Company and the Selling Shareholders may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the ADSs and the Shares to be sold by the Company and the Selling Shareholders are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated herein;

         (iii) Each of InfoAchieve and Dotad Holdings has been duly organized and is validly existing as a company in good standing under the laws of the British Virgin Islands with legal right, power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; based solely on a review of a certified true copy of the register of members of each of InfoAchieve and Dotad, all of the issued shares of each of InfoAchieve and Dotad have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company free and clear of any Encumbrances;

         (iv) Each of the Covered Selling Shareholders that is a company, partnership or other business entity has been duly organized and is validly existing in good standing in either the Cayman Islands or the British Virgin Islands, as applicable;

         (v) To the best of such counsel's knowledge, after having conducted a search of the register of writs and other originating processes, and except as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings pending to which the Company or any of the Covered Selling Shareholders is a party or of which any property of the Company or any of the Covered Selling Shareholders is the subject which, if determined adversely to the Company or any of the Covered Selling Shareholders, would individually or in the aggregate have a Material Adverse Effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and the Group Entities or on the ability of the Covered Selling Shareholders to convey good and marketable title to the Shares and ADSs held by them free and clear of any liens, encumbrances, equities or claims; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or by others;

         (vi) This Agreement has been duly authorized, executed and delivered by the Company and by an Attorney on behalf of each of the Covered Selling Shareholders and constitutes a valid and legally binding agreement of the Company and the Covered Selling Shareholders enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (vii) Each of the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by the Company and the Covered Selling Shareholders and constitutes a valid and legally binding obligation of the Company and the Covered Selling Shareholders enforceable in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         (viii) Each of this Agreement, the Deposit Agreement and the Custody Agreement is in proper form to be enforceable in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement, the Deposit Agreement or the Custody Agreement, it is not necessary that this Agreement, the Deposit Agreement or the Custody Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement, the Custody Agreement or any other documents to be furnished hereunder or thereunder;

         (ix) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement, and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the constituent documents of the Company or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company or its respective properties;

         (x) The sale of the ADSs to be sold by the Covered Selling Shareholders hereunder and the compliance by the Covered Selling Shareholders with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which a Covered Selling Shareholder is a party or by which a Covered Selling Shareholder is bound, or to which any of the property or assets of a Covered Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of a Covered Selling Shareholder or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over a Covered Selling Shareholder or the property of a Covered Selling Shareholder;

         (xi) No Governmental Authorization of or with any Governmental Agency in the Cayman Islands is required for the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement;

         (xii) Immediately prior to such Time of Delivery each Covered Selling Shareholder had good and marketable title to the ADSs to be sold at such Time of Delivery by such Covered Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and legal right, power and authority (corporate and other) to sell, assign, transfer and deliver the ADSs to be sold by such Covered Selling Shareholder hereunder and thereunder; and, upon delivery of the ADSs representing such Shares and payment therefore pursuant to this Agreement, good and marketable title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

         (xiii) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Ordinary Shares are accurate, complete and fair;

         (xiv) The opinions of such counsel set forth in the Prospectus under the caption "Taxation - Cayman Islands Taxation" are confirmed as of such Time of Delivery;

         (xv) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Cayman Islands or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Company and the Covered Selling Shareholders against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company of the ADSs and the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside the Cayman Islands by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

         (xvi) The Underwriters will not be deemed to be resident, domiciled, carrying on business or subject to taxation in the Cayman Islands or the British Virgin Islands solely by reason of its execution, delivery, performance or enforcement of, or the consummation of any transaction contemplated by, this Agreement;

         (xvii) Insofar as matters of the Cayman Islands law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

         (xviii) The Company's agreement, and the Covered Selling Shareholder's agreement, to the choice of law provisions set forth in Section 18 hereof will be recognized by the courts of the Cayman Islands or the British Virgin Islands, as applicable; the Company and the Covered Selling Shareholders can sue and be sued in their own names under the laws of the Cayman Islands or the British Virgin Islands, as applicable; the irrevocable submission of the Company and the Covered Selling Shareholders to the exclusive jurisdiction of a New York Court, the waiver by the Company and the Covered Selling Shareholders of any objection to the venue of a proceeding of a New York Court and the agreement of the Company and the Covered Selling Shareholders that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 hereof will be effective, insofar as the law of the Cayman Islands is concerned, to confer valid personal jurisdiction over the Company and the Covered Selling Shareholders; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company or a Covered Selling Shareholder under this Agreement would be enforceable or such Covered Selling Shareholder, respectively, in the courts of the Cayman Islands or the British Virgin Islands, as applicable;

         (xix) The indemnification and contribution provisions set forth in
Section 9 hereof and Section 5.8 of the Deposit Agreement do not contravene the public policy or laws of the Cayman Islands or the British Virgin Islands;

         (xx) All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary and freely transferred out of the Cayman Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization in the Cayman Islands;

         (xxi) The Company is not in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

         In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 8,
(B) with respect to all matters of PRC law they have relied upon the opinions of PRC counsel for the Company delivered pursuant to paragraph (e) of this Section 8 and (C) with respect to all matters of Hong Kong law they have relied upon the opinions of Hong Kong counsel for the Company delivered pursuant to paragraph
(g) of this Section 8. In addition, in rendering the opinion in subparagraph
(xii) such counsel may rely upon a certificate of the Covered Selling Shareholders in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on, the Shares or ADSs sold by the Covered Selling Shareholders; provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

         (g) Pun & Associates, Hong Kong counsel for the Company shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that: (A) Focus Media Hong Kong has been duly organized and is validly existing in good standing under the laws of Hong Kong with legal right, power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, (B) all of Focus Media Hong Kong's share capital has been duly and validly issued, are fully paid and non-assessable, and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, and (C) Focus Media Hong Kong is not in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

         In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 8, (B) with respect to all matters of PRC law they have relied upon the opinions of PRC counsel for the Company delivered pursuant to paragraph (e) of this Section 8 and (C) with respect to all matters of Cayman Islands and British Virgin Islands law they have relied upon the opinions of Cayman Islands and British Virgin Islands counsel for the Company delivered pursuant to paragraph (f) of this Section 8;

         (h) You shall have received one or more opinions, as contemplated in the Power of Attorney dated as of the time of purchase or such additional time of purchase, as the case may be, of counsel for each Selling Shareholder addressed to you, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters in form and substance satisfactory to you, stating that:

         (i) Each of the Selling Shareholders that is a company, partnership or other business entity has been duly organized and is validly existing in good standing in its jurisdiction of organization;

         (ii) Immediately prior to the Time of Delivery, the Selling Shareholder had good and marketable title to the Ordinary Shares delivered by the Selling Shareholder to the Depositary in accordance with the Deposit Agreement, free and clear of all liens, encumbrances, equities or claims; the Selling Shareholder had full right, power and authority to sell, assign, transfer and deliver the Selling Shareholder ADSs delivered by the Selling Shareholder at the time of purchase and such additional time of purchase hereunder and the Selling Shareholder ADSs received by the Depositary were free and clear of all liens, encumbrances, equities or claims; and the several Underwriters have acquired good and marketable title to the Selling Shareholder ADSs purchased by them at such time of purchase and additional time of purchase hereunder, free and clear of all liens, encumbrances, equities or claims;

         (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Shareholder for the consummation of the transactions contemplated by the Custody Agreement and this Agreement in connection with the sale of the Selling Shareholder ADSs, except such as have been obtained and made under the Act and the Exchange Act and such as may be required under state or foreign securities or blue sky laws;

         (iv) The sale of the ADSs to be sold by the Selling Shareholder hereunder and the execution, delivery and performance of the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder is bound, or to which any of the property or assets of the Selling Shareholder is subject, nor result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Shareholder or any of his/her/its properties or any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the properties of the Selling Shareholder is subject, or the charter, by-laws or other constitutional documents of any Selling Shareholder which is a business entity;

         (v) Each of the Power of Attorney and related Custody Agreement with respect to each Selling Shareholder has been duly authorized, executed and delivered by the Selling Shareholder and constitutes a valid and legally binding obligation of the Selling Shareholder enforceable in accordance with their terms, subject as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors rights generally and to general equity principles;

         (vi) Such Selling Shareholder's agreement to the choice of law provisions set forth in Section 18 hereof will be recognized by the courts of the relevant domicile or jurisdiction of organization; such Selling Shareholder can sue and be sued in its own name under the laws of the relevant domicile or jurisdiction of organization; the irrevocable submission of such Selling Shareholder to the exclusive jurisdiction of a New York Court, the waiver by such Selling Shareholder of any objection to the venue of a proceeding of a New York Court and the agreement of such Selling Shareholder that this Agreement of such Selling Shareholder shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 hereof will be effective, insofar as the laws of the relevant domicile or jurisdiction of organization are concerned, to confer valid personal jurisdiction over such Selling Shareholder; and judgment obtained in a New York Court arising out of or in relation to the obligations of such Selling

Shareholder under this Agreement would be enforceable against such Selling Shareholder in the courts of the relevant domicile or jurisdiction of organization; and

         (vii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder;

         (i) Patterson, Belknap, Webb & Tyler LLP, counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

         (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

         (ii) The ADRs issued under and in accordance with the provisions of the Deposit Agreement to evidence the ADSs will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, assuming that (A) the Shares represented by the ADSs, which are in turn evidenced by the ADRs, have been duly authorized and validly issued and are fully paid and non-assessable and that any preemptive rights with respect to such Shares have been validly waived and exercised and (B) such Shares have been duly deposited with Citibank, N.A., as Custodian (as defined in the Deposit Agreement), in each case under and in accordance with all applicable laws and regulations;

         (iii) Upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose name the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and

         (iv) The ADS Registration Statement has been filed and the Commission has declared the ADS Registration Statement effective and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the ADS Registration Statement, and each amendment thereof, as of their respective effective dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder;

         (j) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte Touche Tohmatsu CPA Ltd. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I (A) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I (B) hereto);

         (k) (A) None of the Company or any of the Group Entities shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and (B) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock, short-term debt or long term debt of the Company or any of the Group Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Group Entities, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (A) or (B), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (l) On or after the Applicable Time (A) no downgrading shall have occurred in the rating accorded to any of the Company's debt securities, if any, by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (B) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

         (m) On or after the Applicable Time, there shall not have occurred any of the following: (A) a suspension or material limitation in trading in securities generally on the Nasdaq National Market, the New York Stock Exchange or the London Stock Exchange, (B) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market, (C) a general moratorium on commercial banking activities in New York, London, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom, the PRC or the Cayman Islands, (D) a change or development involving a prospective change in taxation affecting the Company, any of the Group Entities or the Shares or the ADSs or the transfer thereof, (E) the outbreak or escalation of hostilities involving the United States, the United Kingdom the PRC or the Cayman Islands or the declaration by the United States, the United Kingdom, the PRC or the Cayman Islands of a national emergency or war or (F) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clause (E) or
(F) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (n) The ADSs to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly included for quotation on the Nasdaq National Market;

         (p) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

         (q) Each party set forth in Annex II attached hereto shall have entered into an agreement in the form of Annex III hereto;

         (r) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement;

         (s) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of Jason Nanchun Jiang and officers of the Company, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Controlling Person, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Controlling Person of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (k) of this Section, and as to such other matters as you may reasonably request; and each Selling Shareholder shall have furnished or caused to be furnished to you at such Time of Delivery a certificate reasonably satisfactory to you as to the accuracy of the representations and warranties of such Selling Shareholder at and as of such Time of Delivery and as to the performance by such Selling Shareholder of its obligations hereunder to be performed at or prior to such Time of Delivery;

         (t) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Time of Delivery, prevent the issuance of the Shares, the deposit of such Shares with the Depositary against issuance of the ADRs evidencing the ADSs or the sale of such ADSs; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Time of Delivery, prevent the issuance of the Shares, the deposit of such Shares with the Depositary against issuance of the ADRs evidencing the ADSs or the sale of such ADSs; and

         (u) All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         9. (a) The Company and the Controlling Person, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free

Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Controlling Person shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein, and provided further, that the aggregate liability of the Controlling Person pursuant to this subsection (a) shall not exceed the product of (i) the number of ADSs sold by the Controlling Person, including any Optional ADSs, and
(ii) the public offering price per ADSs as set forth on the cover page of the Pricing Prospectus;

         (b) Each of the Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Selling Shareholder expressly for use therein; provided, however, that the liability of each Selling Shareholder pursuant to this subsection (b) shall not exceed the product of (i) the number of ADSs sold by such Selling Shareholder, including any Optional ADSs, and (ii) the public offering price per ADSs as set forth on the cover page of the Pricing Prospectus, less underwriting discount per ADS as set forth on the cover page of the Pricing Prospectus;

         (c) Each Underwriter will indemnify and hold harmless the Company, the Controlling Person and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company, such Controlling Person or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company, each Controlling Person and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company, the Controlling Person or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred;

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the relevant indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim against such indemnified party in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party from whom such consent is required hereunder but has not been obtained;

         (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Controlling Person and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Controlling Person and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Controlling Person and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Company, the Controlling Person and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the Pricing Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Controlling Person or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Controlling Person, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. Further notwithstanding the provisions of this subsection (e), no Selling Shareholder shall be required to contribute any amount in excess of the product of (i) the number of ADSs sold by such Selling Shareholder, including any Optional ADSs, and (ii) the public offering price per ADS as set forth on the cover page of the Pricing Prospectus, less the underwriting discount per ADS as set forth on the cover page of the Pricing Prospectus; and

         (f) The obligations of the Company, the Controlling Person and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company and the respective Controlling Person and Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to the respective affiliates of each Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this
Section 9
shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act;

         10. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such ADSs, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs;

         (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default; and

         (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you or the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase, and of the Company and the Selling Shareholders to sell, the Optional ADSs) shall thereupon terminate, without liability on the part of any non defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Controlling Person, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the ADSs.

         12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company, the Controlling Person, nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 9 hereof; but, if for any other reason any ADSs are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company will reimburse the Underwriters through you for all out of pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 6 and 9 hereof.

         13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives as the representatives of the several Underwriters.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives of the Underwriters (A) Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, facsimile number: * , attention: * , (B) Credit Suisse Securities (USA)
LLC, Eleven Madison Avenue, New York, New York 10010-3629, facsimile number:
(212) 325-8278, attention: Transactions Advisory Group, (C) c/o Goldman Sachs
(Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong, facsimile number: (852) 2978-0440, attention: Special Execution Group and
(D) Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 250 Vesey Street, New York, New York 10080, facsimile number: * , attention: * ; if to the Controlling Person or any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Controlling Person or Selling Shareholder at its address set forth in
Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Executive Officer; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Controlling Person and the Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. Each of the parties hereto irrevocably (A) agrees that any legal suit, action or proceeding against the Company, the Controlling Person or the Selling Shareholder brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (B) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (C) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company, the Controlling Person and the Selling Shareholders has appointed CT Corporation System, 111 Eighth Avenue, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company, the Controlling Person and the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company, the Controlling Person and the Selling Shareholders as the case may be.

         16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company, the Controlling Person and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (A) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (B) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company, the Controlling Person and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

         17. Time shall be of the essence in this Agreement.

         18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         19. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         20. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.

         21. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, oral or written, with respect to the matters set forth herein.

         22. The Company acknowledges and agrees that (i) the purchase and sale of the ADSs pursuant to this Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, and (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company, in connection with such transaction or the process leading thereto.

         23. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, the Controlling Person and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company, the Controlling Person and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                Very truly yours,


                                Focus Media Holding Limited

                                By:______________________
                                   Name: Jason Nanchun Jiang
                                   Title:  Chairman and Chief Executive Officer



                                 Jason Nanchun Jiang, the Controlling Person

                                 _________________________


                     [UNDERWRITING AGREEMENT SIGNATURE PAGE]

                        Selling Shareholders (as listed below)

                        JJ Media Investment Holding Limited
                        3i Group plc
                        3i Asia Pacific Technology L.P.
                        3i Asia Pacific 2004-2006 L.P.
                        Draper Fisher Jurvetson ePlanet Ventures L.P. Draper Fisher Jurvetson ePlanet Ventures Gmbh&Co.KG Draper Fisher Jurvetson ePlanet Ventures
                        Partners Fund, LLC GS Focus Holdings Limited
                        Hannibal International Limited International
                        Network Capital Global Fund International
                        Network Capital Global Investment Limited
                        KTB/UCI China Ventures I Limited Milestone
                        Digital Media Holding Limited Multimedia
                        Park Venture Capital Limited SB China
                        Holdings Pte. Ltd.

                        Springboard-Harper Technology Fund Pte Ltd.
                        Springboard-Harper Technology Fund (Cayman) Ltd. United Capital Investment China Venture II Limited United China Investment Limited
                        Venture TDF Technology Fund III L.P.
                        Victory Venture Capital Limited



                        By:______________________
                        Name: Jason Nanchun Jiang
                        Title:  Attorney-In-Fact of the Selling Shareholders

                        By:______________________
                        Name: Jimmy Wei Yu
                        Title:  Attorney-In-Fact of the Selling Shareholders


                     [UNDERWRITING AGREEMENT SIGNATURE PAGE]

Accepted as of the date hereof
on behalf of each of the Underwriters


Credit Suisse Securities (USA) LLC

By: ____________________
     Name:
     Title:


Goldman Sachs (Asia) L.L.C.



By: ____________________
     Name:
     Title:


Merrill Lynch, Pierce, Fenner & Smith Incorporated

By: ____________________
     Name:
     Title:


Citigroup Global Markets Inc.



By: ____________________
     Name:
     Title:


                     [UNDERWRITING AGREEMENT SIGNATURE PAGE]

                                   SCHEDULE I

                                                                                               NUMBER OF OPTIONAL
                                                                                                      ADSS
                                                                     TOTAL NUMBER OF                 TO BE
                                                                           FIRM                   PURCHASED IF
                                                                           ADSS                  MAXIMUM OPTION

Underwriter                                                          TO BE PURCHASED               EXERCISED
                                                                  ----------------------- -----------------------------
Credit Suisse Securities (USA) LLC...........................
Goldman Sachs (Asia) L.L.C...................................
                                                                  ----------------------- -----------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated...........
                                                                  ----------------------- -----------------------------
                                                                  ----------------------- -----------------------------
Citigroup Global Markets Inc.................................
Lehman Brothers Inc..........................................
                                                                  ----------------------- -----------------------------
Piper Jaffray & Co...........................................
                                                                  ----------------------- -----------------------------
TOTAL........................................................
                                                                  ======================= =============================

                                   SCHEDULE II

                                                                                                   NUMBER OF OPTIONAL
                                                                              TOTAL NUMBER OF             ADSS
                                                                                   FIRM                  TO BE
                                                                                   ADSS             SOLD IF MAXIMUM
                                                                                TO BE SOLD          OPTION EXERCISED
                                                                           ---------------------- ---------------------
The Company

                                                                           ---------------------- ---------------------
The Selling Shareholders:
JJ Media Investment Holding Limited
                                                                           ---------------------- ---------------------
3i Group plc

                                                                           ---------------------- ---------------------
3i Asia Pacific Technology L.P.
                                                                           ---------------------- ---------------------
3i Asia Pacific 2004-2006 L.P.

                                                                           ---------------------- ---------------------
Draper Fisher Jurvetson ePlanet Ventures L.P.
                                                                           ---------------------- ---------------------
Draper Fisher Jurvetson ePlanet Ventures Gmbh&Co.KG

                                                                           ---------------------- ---------------------
Draper Fisher Jurvetson ePlanet Ventures Partners Fund,
LLC

                                                                           ---------------------- ---------------------
GS Focus Holdings Limited

                                                                           ---------------------- ---------------------
Hannibal International Limited

                                                                           ---------------------- ---------------------
International Network Capital Global Fund

                                                                           ---------------------- ---------------------
International Network Capital Global Investment Limited

                                                                           ---------------------- ---------------------
KTB/UCI China Ventures I Limited

                                                                           ---------------------- ---------------------
Milestone Digital Media Holding Limited

                                                                           ---------------------- ---------------------
Multimedia Park Venture Capital Limited

                                                                           ---------------------- ---------------------
SB China Holdings Pte. Ltd.
                                                                           ---------------------- ---------------------
Springboard-Harper Technology Fund Pte Ltd.
                                                                           ---------------------- ---------------------
Springboard-Harper Technology Fund (Cayman) Ltd.
                                                                           ---------------------- ---------------------
United Capital Investment China Venture II Limited

                                                                           ---------------------- ---------------------
United China Investment Limited

                                                                           ---------------------- ---------------------
Venture TDF Technology Fund III L.P.

                                                                           ---------------------- ---------------------
Victory Venture Capital Limited

                                                                           ---------------------- ---------------------
TOTAL........................................................
                                                                           ====================== =====================

                                  SCHEDULE III

(a) Materials other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

         [NONE]

(b) Issuer Free Writing Prospectuses not included in the Pricing Disclosure
Package:

         [NONE]

(c) Additional Documents Incorporated by Reference:

         [NONE]

                                   SCHEDULE IV

List of Focus Media Advertisement Subsidiaries:

Name of subsidiary                                                                       Percentage acquired
---------------------------------------------------------------------------------------- -------------------
Chongqing Geyang Focus Media Culture and Communication Co., Ltd.                         60.0%
Zhejiang Ruihong Focus Media Advertising Communications Co., Ltd.                        80.0%
Qingdao Focus Media Advertisement Co., Ltd.                                              90.0%
Changsha Focus Media Shiji Advertisement Co., Ltd.                                       90.0%
Dalian Focus Media Advertising Co., Ltd.                                                 90.0%
Shanghai On-Target Advertisement Co., Ltd.                                               60.0%
Sichuan Focus Media Advertising Communications Co., Ltd.                                 90.0%
Yunnan Focus Media Advertising Co., Ltd.                                                 89.5%
Nanjing Focus Media Advertising Co., Ltd.                                                90.0%
Wuhan Geshi Focus Media Advertising Co., Ltd.                                            75.0%
Shanghai Perfect Media Advertising Agency Co., Ltd.                                      90.0%
Shanghai Qianjian Advertising Co., Ltd.                                                  90.0%
Guangzhou Fuke Advertising Co. Ltd.                                                      90.0%
Zhuhai Focus Media Culture and Communication Co. Ltd.                                    90.0%
Hebei Focus Media Advertising Co. Ltd.                                                   90.0%
Tianjin Focus Tongsheng Advertising Co. Ltd.                                             80.0%
Xiamen Focus Media Advertising Co. Ltd.                                                  90.0%
Xi'an Focus Media Advertising & Information Co. Ltd.                                     70.0%
Shenyang Focus Media Advertising Co., Ltd.                                               70.0%
Shenzhen Bianjie Commercial Location Advertising Company                                 99.0%
Hefei Fukesi Advertising Co. Ltd.                                                        90.0%
Fuzhou Fukesi Culture and Communication Co. Ltd.                                         70.0%
Jinan Focus Media Advertisement Co., Ltd.                                                80.0%
Shanghai Focus Media Advertising Agency Co., Ltd.                                        90.0%
Shanghai Framedia Advertising Development Co., Ltd.                                      90.0%
Shanghai New Structure Advertisement Co., Ltd.                                           90.0%
Guangdong Shiji Shenghuo Advertisement Co. Ltd.                                          90.0%
Beijing Focus Media Wireless Co., Ltd.                                                   90.0%
Focus Media Digital Information Technology (Shanghai) Co., Ltd.                          10.0%
Shanghai New Focus Media Advertisement Co., Ltd.                                         10.0%
Guanzhou Feisha Advertisement Co., Ltd.                                                  90.0%
Shanghai Jiefang Focus Media Advertisement Co., Ltd.                                     60.0%
Dongguan Focus Media Advertisement Co., Ltd.                                             50.0%

                                     ANNEX I

                      FORM OF DESCRIPTION OF COMFORT LETTER

Pursuant to Section 8(j) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

(i) They are independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

(iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(a)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

(iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and of Regulation S-K;

(v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

         (a) (i) the unaudited consolidated statements of operations, consolidated balance sheets, consolidated statements of shareholders' equity and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of operations, consolidated balance sheets, consolidated statements of shareholders' equity and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

         (b) any other unaudited statement of operations data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

         (c) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (a) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (b) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

         (d) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

         (e) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or Shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in


                                      A-I-2
         each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (f) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in clause
         (e) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(vi) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and the Subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and the Subsidiaries and have found them to be in agreement.


                                      A-I-3

                                   ANNEX I (A)

     EXECUTED COMFORT LETTER DELIVERED PRIOR TO EXECUTION OF THIS AGREEMENT

                                    ATTACHED

                                   ANNEX I (B)

       FORM OF COMFORT LETTER TO BE DELIVERED ON THE EFFECTIVE DATE OF ANY
        POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT AND AS OF
                             EACH TIME OF DELIVERY

Pursuant to Section 8(j) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

(i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

(iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Current Report on Form 6-K incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
(vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

(iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and of Regulation S-K;

(v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in an interim report on Form 6-K incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in an interim report on Form 6-K incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

(B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

(C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

(D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

(E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the


                                    A-I(B)-2

Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                    A-I(B)-3

                                    ANNEX II

               SELLING SHAREHOLDERS TO EXECUTE LOCK-UP AGREEMENTS

JJ Media Investment Holding Limited
3i Group plc
3i Asia Pacific Technology L.P.
3i Asia Pacific 2004-2006 L.P.
Draper Fisher Jurvetson ePlanet Ventures L.P.
Draper Fisher Jurvetson ePlanet Ventures Gmbh&Co.KG
Draper Fisher Jurvetson ePlanet Ventures Partners Fund, LLC
GS Focus Holdings Limited
Hannibal International Limited
International Network Capital Global Fund
International Network Capital Global Investment Limited
KTB/UCI China Ventures I Limited
Multimedia Park Venture Capital Limited
Milestone Digital Media Holding Limited
SB China Holdings Pte. Ltd.
Springboard-Harper Technology Fund Pte Ltd.
Springboard-Harper Technology Fund (Cayman) Ltd.
United Capital Investment China Venture II Limited
United China Investment Limited
Venture TDF Technology Fund III L.P.
Victory Venture Capital Limited

                                    ANNEX III

                  FORM OF SELLING SHAREHOLDER LOCK-UP AGREEMENT

_____________, 2006

Citigroup Global Markets Inc.,
  388 Greenwich Street,
    New York, New York  10013.

Credit Suisse Securities (USA) LLC,
  Eleven Madison Avenue,
    New York, New York  10010-3629.

Goldman Sachs (Asia) L.L.C.,
  68th Floor, Cheung Kong Center,
    2 Queen's Road Central,
      Hong Kong.

Merrill Lynch, Pierce, Fenner & Smith Incorporated,
  4 World Financial Center,
    250 Vesey Street,
      New York, New York 10080.

  As representatives of the several Underwriters named in Schedule I to the Underwriting Agreement

Re:  Focus Media Holding Limited -- Lock-up Agreement

Ladies and Gentlemen:

         The undersigned understands that you, as representatives (collectively, the "REPRESENTATIVES") propose to enter into an underwriting agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "UNDERWRITERS"), to be dated as of _____________, 2006 (the "UNDERWRITING Agreement") with Focus Media Holding Limited, a Cayman Islands company (the "COMPANY"), and those selling shareholders named in the Underwriting Agreement (collectively, the "SELLING SHAREHOLDERS"), providing for a public offering of American Depositary Shares ("ADSS") representing Ordinary Shares of the Company, par value US$0.00005 per share (the "ORDINARY SHARES"), pursuant to a Registration Statement on Form F-1 (File No. 333-__________) and a Registration Statement on Form F-6 (File No. 333-___________) filed with the U.S. Securities and Exchange Commission (the "SEC").


                                     A-III-3

         In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, without your prior permission, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the final Prospectus (the "LOCK-UP PERIOD"), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the SEC a registration statement under the Securities Act of 1933, as amended (the "ACT") with respect to, (A) any ADSs or Ordinary Shares or any securities of the Company represented by the ADSs, or any securities of the Company substantially similar to the ADSs or Ordinary Shares, including but not limited to any options or warrants to purchase, or any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any shares or equity interests in the Company's subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such shares or equity interests, including but not limited to securities that are convertible into or exchangeable for or that represent the right to receive such shares or equity interests or such depositary shares or receipts, or any such substantially similar securities, whether now owned or hereinafter acquired, owned directly or indirectly by the undersigned (including holding as a custodian), or with respect to which the undersigned has beneficial ownership under the rules and regulations of the SEC (collectively the "UNDERSIGNED'S SECURITIES"); except that the foregoing restrictions shall not apply to (x) a bona fide gift by an individual to a donee or (y) transfer by an entity to an affiliate that does not involve a disposition for value, provided that each such donee or affiliate agrees to be bound in writing by the restrictions set forth herein until the expiration of the Lock-up Period; provided however, that if (1) during the last 17 days of the Lock-up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives jointly waive, in writing, such extension. The Company will provide each of the Representatives and any co-managers and each holder of ADSs subject to the Lock-Up Period with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

         The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging, swap or other transaction or arrangement which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Securities even if such Securities would be disposed of by someone other than the undersigned, or transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned's Securities, whether any of these transactions are to be settled by delivery of the Undersigned's Securities or other securities, in cash or otherwise. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Securities. In addition, the undersigned agrees not to publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives.

         The undersigned understands that the Company, the Selling Shareholders and the Underwriters are relying upon this Lock-up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Securities except in compliance with the foregoing restrictions.

         Notwithstanding anything herein to the contrary, Goldman, Sachs & Co., Goldman Sachs Execution & Clearing, L.P. and their respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business.

         This Lock-up Agreement shall terminate upon the expiration of the Lock-up Period or in the event that there is no delivery of, and payment for, the ADSs pursuant to the Underwriting Agreement, upon three days' prior written notice of such non-delivery and non-payment given by the undersigned to you.

         Notwithstanding the foregoing, any prior lock-up agreement entered into by the undersigned with respect to the Company's initial public offering remains in full effect except as superseded by the terms of this lock-up agreement. During the Lock-Up Period, the terms of this agreement prevail in any conflict with any prior lock-up agreement. Upon termination, cancellation or waiver of this lock-up agreement, the terms of any prior lock-up agreement remain in full effect.

                            [Signature page follows.]

                                           Very truly yours,



                                           ______________________


                                    A-IIII-4